UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SB PARTNERS

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SB PARTNERS
8 Wright Street, Suite 107

Westport, CT 06880

Mailing Address:

P.O. Box 647

Attn: Accounting

Wilton, CT 06897-0647

NOTICE OF UNIT HOLDER ACTION BY WRITTEN CONSENT

October 27, 2022

To the Unit Holders and Limited Partners of SB Partners:

On behalf of the general partner, SB Partners Real Estate Corporation (the “General Partner”), of SB Partners, a New York limited partnership (the “Partnership” or the “Fund”), the Partnership is delivering this notice and the accompanying information statement (the “Information Statement”) to inform our limited partners (the “Limited Partners” and as holders of Units of Limited Partnership, the “Unit Holders” and together with the General Partner, the “Partners”) that the General Partner has authorized and, SRE Clearing Services Corporation, an affiliate of the General Partner and holder of over 50% of our Units of Limited Partnership (the “Units”) that are held by Limited Partners, approved by written consent, in lieu of a meeting of Unit Holders, the dissolution and liquidation of the Partnership as detailed below under “The Dissolution”.

The Dissolution

We are informing you regarding the details of the proposed Plan of Dissolution now that the Partnership has completed the sale of its last real estate property, our Eagle Lake Business Center IV, an industrial flex property located in Maple Grove, Minnesota. Following the sale, the Partnership’s assets consist principally of cash and cash equivalents, and an equity interest in a liquidating real estate investment company. The General Partner will file a certificate of cancellation with the relevant authorities of the State of New York, (the “Certificate of Cancellation”), thereby dissolving the Partnership under state law and commencing the process of winding up the Partnership, which will include several steps, including: liquidating any remaining assets; paying creditors, including Partners who are creditors, and expenses of the Partnership; establishing a reserve, to the extent deemed reasonably necessary by the General Partner, for the payment of contingent or unforeseen future liabilities or obligations of the Partnership; and distributing available cash to the Partners in accordance with the Partnership’s governing documents and applicable law.

Once the wind-up has been completed, the General Partner will file a Form 15 Certification and Notice of Termination of Registration with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which will suspend the Partnership’s obligation to file periodic or current reports under the Exchange Act.

For further details regarding the Dissolution, including fees payable and other benefits to the General Partner in connection with the Dissolution, see the section of this Information Statement entitled “Dissolution” beginning on page 6.

For further information regarding the Dissolution, the General Partner urges you to read the accompanying Information Statement carefully and completely. If you have questions about the Dissolution or would like additional copies of the Information Statement, please contact: SB Partners, 8 Wright Street, Suite 107, Westport, CT 06880, Mailing: P.O. Box 647, Wilton, CT 06897-0647, Attention: Accounting, Telephone: (203) 283-9593, E-mail: sbpartnersclose@sentinelcorp.com.

The Information Statement is being furnished to the holders of the Units pursuant to Section 14(c) of the Exchange Act, and the rules thereunder solely for the purpose of informing our Limited Partners of the approval of the Plan of Dissolution before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to take steps to implement the Plan of Dissolution 20 calendar days following the date this Notice and the accompanying Information Statement are first mailed to Limited Partners, or as soon thereafter as is reasonably practicable.

1

We elected to utilize the written consent process to eliminate the costs and management time involved in holding a meeting and obtaining proxies and to effect the transaction described above as early as practicable in an effort to accomplish the purposes described in the accompanying Information Statement.

IMPORTANT NOTICE:
NO VOTE OR OTHER ACTION OF THE PARTNERSHIP’S UNITHOLDERS IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a Limited Partner of record of the Partnership at the close of business on October 12, 2022.

By Order of the General Partner,

SB Partners Real Estate Corporation

By:	SB Partners Real Estate Corporation
General Partner

By:	/s/ George N. Tietjen III
George N. Tietjen III, its Chief Executive Officer

2

SB PARTNERS
8 Wright Street, Suite 107

Westport, CT 06880

Mailing Address:

P.O. Box 647

Attn: Accounting

Wilton, CT 06897-0647

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE PARTNERSHIP’S UNIT HOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General

On behalf of the General Partner of the Partnership, the Partnership is delivering this Information Statement to inform our Limited Partners that the General Partner has authorized and, SRE Clearing Services Corporation, an affiliate of the General Partner and the holder of over 50% of the Units that are held by Limited Partners, has approved by written consent, in lieu of a meeting of Unit Holders, the dissolution and liquidation of the Partnership as detailed below under “The Dissolution”.

This Information Statement is being sent on or about November 7, 2022 to the Partnership’s Limited Partners of record as of October 12, 2022 (the “Record Date”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.

INFORMATION ABOUT THE DISSOLUTION

What is the purpose of the Information Statement?

The General Partner has authorized and a Limited Partner with the requisite majority voting power has approved the proposed dissolution of the Partnership.

We are informing you regarding the proposed Plan of Dissolution now that the Partnership has completed the sale of its last real estate property, our Eagle Lake Business Center IV, an industrial flex property located in Maple Grove, Minnesota. Following the sale, the Partnership’s assets consist principally of cash and cash equivalents and an equity interest in a liquidating real estate investment company. The General Partner will file a certificate of cancellation with the relevant authorities of the State of New York, (the “Certificate of Cancellation”), thereby dissolving the Partnership under state law and commencing the process of winding up the Partnership which will include several steps, including: liquidating any remaining assets; paying creditors, including Partners who are creditors, and expenses of the Partnership; establishing a reserve, to the extent deemed reasonably necessary by the General Partner, for the payment of contingent or unforeseen future liabilities or obligations of the Partnership; and distributing available cash to the Partners in accordance with the Partnership’s governing documents and applicable law.

Once the wind-up has been completed, the General Partner will file a Form 15 Certification and Notice of Termination of Registration with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which will suspend the Partnership’s obligation to file periodic or current reports under the Exchange Act. For further details regarding the Dissolution, including fees payable and other benefits to the General Partner in connection with the Dissolution, see the section of this Information Statement entitled “Dissolution” beginning on page 6.

Why was the Plan of Dissolution proposed?

The General Partner has been disposing of assets and distributing cash to Limited Partners in anticipation of proposing a dissolution and liquidation of the Partnership. Now that the last real estate property has been sold, the General Partner determined that the dissolution of the Partnership is in the best interest of the Partnership and the Partners for a number of reasons, including:

●	the Partnership has liquidated all of its real estate properties;
●	the Partnership has been in existence since 1970 and has carried out its investments activities and previously liquidated substantially all of its assets;
●	the General Partner has not developed and is not considering proposing further investment opportunities; and
●

the costs of continuing to operate the Partnership, including regulatory compliance costs, in light of its asset value comprised substantially of cash and cash equivalents and small remaining interest in a liquidating real estate investment company.

The General Partner also considered potentially negative factors in its deliberations concerning the Plan of Dissolution, including the following:

●	the anticipated expenses and potential for unforeseen expenses that will or may be incurred in connection with the dissolution and liquidation of the Partnership; and
●	if the plan is implemented, the Limited Partners will no longer participate in future Partnership investment activities.

What will I receive in the liquidation?

We have sold the Partnership’s remaining Property - Eagle Lake Business Center IV, an industrial flex property in Maple Grove, Minnesota. The net proceeds, after provisioning for expenses and reserves, along with other available cash and liquidating distributions from Sentinel Omaha, LLC, will be distributed to the Limited Partners in accordance with the Plan of Dissolution.

When will I receive my liquidating distributions?

The General Partner expects to distribute approximately $17,833,050 of available cash to the Limited Partners after retaining adequate reserves, as determined in the reasonable discretion of the General Partner, as soon as practicable following the filing of the Certificate of Cancellation. Such distribution will be made during the wind up of the Partnership upon the liquidation of its remaining asset, an interest in Sentinel Omaha, LLC, which has liquidated its last real estate property and which the Partnership expects will pursue its dissolution and liquidation in the short-term. We expect our liquidation in accordance with the Plan of Dissolution to be completed on or before December 31, 2022.

The actual amounts and times of the liquidating distribution(s) will be determined by the General Partner. If you transfer your Units during the liquidation, the right to receive liquidating distributions will transfer with those Units.

What are the U.S. federal income tax consequences of the liquidation?

A summary of certain material tax consequences of the Plan of Dissolution begins at page 8 of this Information Statement. You should consult your own tax advisor for a full understanding of the particular tax consequences of the liquidation to you.

Will there be a proxy process to approve the Dissolution?

No, the General Partner and the Partnership will not conduct a proxy process to approve the Dissolution of the Partnership, as the Dissolution has already been authorized by the General Partner and approved by SRE Clearing Services Corporation, an affiliate of the General Partner which holds over 50% of the Units of the Partnership that are held by Limited Partners, in accordance with Section 4 of the Partnership Agreement.

2

Will you incur expenses in distributing this Information Statement?

The Partnership will bear the expenses of preparing and sending out the enclosed Notice and this Information Statement.

Whom should I contact with other questions?

If you have additional questions about this Information Statement or would like additional copies of this Information Statement or the enclosed Notice, please contact: SB Partners, 8 Wright Street, Suite 107, Westport, CT 06880, Mailing: P.O. Box 647, Wilton, CT 06897-0647, Attention: Accounting, Telephone: (203) 283-9593, E-mail: sbpartnersclose@sentinelcorp.com.

3

RISK FACTORS

In addition to general risks and the other information contained in this Information Statement, you should carefully consider the following risk factors in the process of evaluating the Dissolution.

RISKS ASSOCIATED WITH THE DISSOLUTION

Estimates regarding the amount of liquidating distributions and when we will make them are based on several assumptions, which may turn out to be incorrect in certain respects. Amounts available for distribution to Limited Partners depend on several factors, including actual proceeds from the realization of the Partnership’s remaining asset and liquidating distributions from Sentinel Omaha, LLC and any related expenses incurred therewith, general administrative expenses of the Partnership, including fees paid to the General Partner, and reserves for the payment of anticipated liabilities that may be incurred by the Partnership. Accordingly, the actual amount of liquidating distributions we pay to you may be more or less than we estimate in this Information Statement. Additionally, any liquidating distributions may be paid later than we estimate. Beyond general risks to our business, other risk factors could cause actual payments to come later or be less than we anticipate, or might impose other issues related to the Dissolution, as set forth below.

The realization of our remaining asset is not controlled by the Partnership.

The realization of our remaining asset, an interest in Sentinel Omaha, LLC, is not in the Partnership’s control. While the Partnership expects Sentinel Omaha will pursue its dissolution and liquidation in the short-term, no assurance can be provided that we will realize liquidation proceeds on or before December 31, 2022, the date that we expect to complete our liquidation in accordance with the Plan of Dissolution.

If we underestimate the costs of liquidation or any other unanticipated costs, our liquidating distributions may be adversely impacted.

Pursuing the Plan of Dissolution may entail costs related to the liquidation and wind up process, and other expenses may arise in this process, as well, which we may fail to account for or estimate accurately. The General Partner may elect to acquire one or more insurance and / or indemnification policies covering unknown or contingent claims against us, which would entail payment of a premium not yet known to us. Additionally, the General Partner may elect to establish a reserve fund to pay any potential contingent claims. In this process, we may underestimate such costs in calculating projections, and if this happens, actual net liquidation value may be lower than what we anticipated. Further, if creditors’ claims exceed what we expect, or the General Partner decides to acquire one or more insurance and / or indemnification policies covering unknown or contingent claims against us, this may delay or reduce our liquidating distributions. Additionally, the establishment of the reserve fund may cause liquidating distributions to our Limited Partners to be delayed or reduced.

Under the Plan of Dissolution’s terms, the General Partner is granted broad authority to wind up the affairs of the Partnership.

The General Partner will have broad discretion to make decisions with respect to the liquidation and wind up of the Partnership and therefore the ultimate timing of the completion of the liquidation process will be in the control of the General Partner.

TAX RISK FACTORS

U.S. federal income tax considerations will materially affect the economic consequences of the transactions contemplated by the Plan of Dissolution.

The income tax consequences of the transactions to be effectuated pursuant to the Plan of Dissolution are complex and subject to many uncertainties. Changes in the income tax laws and regulations may have a materially adverse impact on the Partnership’s financial results and its ability to make liquidating distributions to the Limited Partners. Any such changes may have a materially adverse impact on a Limited Partner and in certain instances may apply retroactively. In addition, the IRS may challenge the allocations of items of income, gain, loss and deduction among the Limited Partners. Any reallocation of such items by the IRS may have a materially adverse impact on a Limited Partner. The Partnership has not obtained a legal opinion or ruling from any tax authority regarding the tax treatment of the Plan of Dissolution or any tax aspects of the Partnership or its operations.

4

A Limited Partner may be required to pay taxes in an amount that exceeds the amount of cash, if any, actually distributed to such Limited Partner pursuant to the Plan of Dissolution.

In general, a partnership does not pay tax on its income. However, the partners of a partnership are, in general, subject to tax on their respective shares of the partnership’s income whether they actually receive any distributions from the partnership. It is possible that a Limited Partner may be required to pay taxes in an amount that exceeds the amount of cash, if any, actually distributed to such Limited Partner pursuant to the Plan of Dissolution, or prior to the amount of cash, if any, actually distributed to such Limited Partner pursuant to the Plan of Dissolution.

5

DISSOLUTION

Approval of the Plan of Dissolution

We are informing you regarding the details of our proposed Plan of Dissolution, a copy of which is attached as Annex A and incorporated here by reference. The Partnership has completed the sale of its last real estate property, our Eagle Lake Business Center IV, an industrial flex property located in Maple Grove, Minnesota (the “Property”). Following the sale, the Partnership’s assets consist principally of cash and cash equivalents and an equity interest in a liquidating real estate investment company. The General Partner will file a certificate of cancellation with the relevant authorities of the State of New York, (the “Certificate of Cancellation”), thereby dissolving the Partnership under state law and commencing the process of winding up the Partnership which will include several steps, including: liquidating any remaining assets; paying creditors, including Partners who are creditors, and expenses of the Partnership; establishing a reserve, to the extent deemed reasonably necessary by the General Partner, for the payment of contingent or unforeseen future liabilities or obligations of the Partnership; and distributing available cash to the Partners in accordance with the Partnership’s governing documents and applicable law.

Once the wind-up has been completed, the General Partner will file a Form 15 Certification and Notice of Termination of Registration with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which will suspend the Partnership’s obligation to file periodic or current reports under the Exchange Act

Vote Required for the Dissolution

Pursuant to Sections 4 and 22 of the Partnership Agreement, the dissolution and liquidation of the Partnership requires the affirmative decision of the General Partner and the concurrence of Limited Partners holding more than 50% of the Units which are held by Limited Partners.

Appraisal Rights and Partnership Records

Neither New York law nor any governing document of the Partnership provides any right for Limited Partners to have their respective Units appraised or redeemed in connection with or as a result of the implementation of the Dissolution. Therefore, while the Dissolution is subject to approval by the Limited Partners, a Limited Partner, whether or not it has voted on the Dissolution, will have no right to have its Units redeemed for cash.

Reporting Requirements and Form 15

The Partnership must comply with various requirements to file periodic and current reports pursuant to the Exchange Act, regardless of whether the Plan of Dissolution is adopted through approval of the Dissolution. Once the wind-up has been completed, the General Partner will file a Form 15 Certification and Notice of Termination of Registration with the SEC, which will suspend the Partnership’s obligation to file periodic or current reports under the Exchange Act. While the Form 15 will take effect 90 days after filing, the Partnership’s duty to file periodic and current reports under the Exchange Act will be suspended immediately after the Form 15 filing.

The Information Statement is being furnished to the holders of the Units pursuant to Section 14(c) of the Exchange Act and the rules thereunder solely for the purpose of informing our Limited Partners of the approval of the Plan of Dissolution before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to implement the Plan of Dissolution 20 calendar days following the date this Notice and the accompanying Information Statement are first mailed to our Limited Partners, or as soon thereafter as is reasonably practicable.

6

DECISION OF GENERAL PARTNER

The General Partner has been disposing of assets and distributing cash to Limited Partners in anticipation of proposing a dissolution and liquidation of the Partnership. Now that the last real estate property has been sold, the General Partner determined that the dissolution of the Partnership is in the best interest of the Partnership and the Partners.

Reasons for the Dissolution

The General Partner considered the following reasons that weigh in favor of the Dissolution:

●	the Partnership has liquidated all of its real estate properties;
●	the Partnership has been in existence since 1970 and has carried out its investments activities and realized on substantially all of its assets
●	the General Partner has not developed and is not considering proposing further investment opportunities; and
●

the costs of continuing to operate the Partnership, including regulatory compliance costs, in light of its asset value comprised substantially of cash and cash equivalents and small remaining interest in a liquidating real estate investment company.

The General Partner also considered potentially negative factors in its deliberations concerning the Dissolution, including the following:

●	the anticipated expenses and potential for unforeseen expenses that will or may be incurred in connection with the dissolution and liquidation of the Partnership; and
●	if the plan is implemented, the Limited Partners will no longer participate in future Partnership investment activities.

Alternatives to the Dissolution

The General Partner also considered alternatives to the Dissolution, including continuing to hold the Property. However, the General Partner believes these alternatives are not in the best interest of the Partnership due to regulatory and administrative costs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Partnership is a limited partnership duly formed pursuant to the New York Revised Limited Partnership Act, as amended, of the State of New York. The General Partner, SB Partners Real Estate Corporation, is vested with full authority as to the general management and supervision of business and the other affairs of the Partnership, subject to certain constraints in the Partnership Agreement.

Limited Partners have no right to participate in the management of the Partnership and have limited voting rights with respect to certain matters of fundamental significance.

The following table presents information regarding the beneficial ownership of our Units by each person known to us to beneficially own more than 5% of our outstanding Units as of December 31, 2021.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class Beneficially Owned
SRE Clearing Services Corporation 1251 Avenue of the Americas, 35th floor, New York, NY 10020 (1)	4053.5	52.3%
Harris Trust & Savings Bank – Searle Family Trusts c/o Kinship, E Simadis Trust P.O. Box 1797, Madison, WI 53701	553	7.13%

_________________________________________

(1)	This information is based on a Schedule 13D, Amendment No. 43 filed by SRE Clearing Services Corporation on June 4, 2021.

7

RELATED PARTY TRANSACTIONS

Fiduciary Duties of the General Partner

The General Partner has fiduciary duties to the Partnership that go beyond the specific duties and obligations imposed upon it under the Partnership Agreement. The General Partner, in handling the affairs of the Partnership, is expected to exercise good faith, to use care and prudence, and to act with an undivided duty of loyalty to the Limited Partners.

As discussed in detail under “Decision of General Partner,” after consideration of the Dissolution, the General Partner determined that the dissolution of the Partnership is in the best interest of the Partnership and the Partners.

LACK OF INDEPENDENT REPRESENTATION

The General Partner has not retained an independent representative to act on behalf of the Limited Partners in connection with its decision to authorize the Dissolution and the Plan of Dissolution. No group of the Limited Partners was empowered to negotiate the terms and conditions of the Dissolution or of the Plan of Dissolution, or to determine what procedures should be in place to safeguard the rights and interests of the Limited Partners. The General Partner and certain of its affiliates have been the parties responsible for structuring all the terms and conditions of the Dissolution and of the Plan of Dissolution.

Given that substantially all of the Partnerships assets had been previously liquidated or realized, the General Partner did not believe it was necessary to engage an independent representative to represent the interests of the Limited Partners in order to advance the interests of the Limited Partners.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX
CONSEQUENCES OF THE PLAN OF DISSOLUTION

EACH TAXPAYER SHOULD SEEK ADVICE REGARDING THE TAX CONSEQUENCES OF THE DISSOLUTION OF THE PARTNERSHIP BASED ON ITS PARTICULAR CIRCUMSTANCES FROM HIS OR HER OWN INDEPENDENT TAX ADVISOR.

The following summary discusses certain material U.S. federal income tax consequences of the Plan of Dissolution to a Limited Partner who holds their Units as a capital asset within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). It is not intended to be an exhaustive discussion of all possible tax consequences which may arise from the Plan of Dissolution and the transactions contemplated thereby, and it should be understood that special rules which are not discussed herein may apply in certain situations and to certain types of taxpayers. The discussion is primarily based upon the current provisions of the Code, Treasury regulations promulgated under the Code (“Treasury Regulations”), and reported judicial and administrative rulings, pronouncements and decisions in effect as of the date of this Information Statement, all of which are subject to change, retroactively or prospectively, and to possibly differing interpretations. Any such change could affect the validity of this discussion.

The discussion does not address (i) U.S. federal taxes other than income taxes (such as U.S. federal estate and gift tax laws), or (ii) any state, local or non-U.S. taxes. In addition, this discussion does not purport to address all U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances. Your tax treatment may vary depending upon your particular situation. The discussion below does not address the U.S. federal income tax consequences of the Plan of Dissolution to all categories of taxpayers, including taxpayers subject to special treatment under U.S. federal income tax laws, such as, without limitation, financial institutions, insurance companies, dealers in securities, tax-exempt entities (except to the extent discussed below), Non-U.S. Limited Partners (each defined below) (except to the extent discussed below), regulated investment companies, and Limited Partners that are classified as partnerships for U.S. federal income tax purposes.

8

We did not obtain an opinion of legal counsel and we did not request a ruling from the Internal Revenue Service (the “IRS”) or other tax authority on the U.S. federal, state or local tax consequences relevant to the Plan of Dissolution. No assurance can be given that the IRS or any state or local taxing authority would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

THE DISCUSSION BELOW IS NOT TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX CONSEQUENCES TO YOU OF THE LIQUIDATION AND DISSOLUTION.

U.S. Federal Income Tax Consequences to the Partnership

As a partnership, the Partnership itself generally will not be subject to U.S. federal income tax with respect to the sale of the Property and any liquidating distributions. If the Partnership were to be regarded as an association taxable as a corporation, certain tax consequences that are materially adverse to the Partnership and the Limited Partners would likely result. The remaining discussion assumes that the Partnership has been and will continue to be properly classified as a partnership for U.S. federal income tax purposes.

Allocations of Income, Gain, Loss and Deduction

Each Limited Partner is required to take into account in computing its U.S. federal income tax liability its allocable share of the Partnership’s income, gain, loss and deduction (whether or not there is a corresponding distribution made by the Partnership to the Limited Partner), including such items attributable to the sale of the Property. Items of the Partnership’s income, gain, loss and deduction attributable to the sale of the Property will be allocated among the Limited Partners pursuant to the Partnership Agreement.

A Limited Partner’s ability to deduct their share of the Partnership’s losses and expenses attributable to the sale of the Property, if any, may be limited under one or more provisions of the Code, including basis limitations, passive activity loss limitations, “at risk” loss limitations, and general limitations imposed on the deductibility of capital losses. You should consult your own tax advisor as to the manner in which such limitations may impact your ability to deduct any losses of the Partnership.

Liquidating Distributions to U.S. Unit Holders and U.S. Limited Partners

If a partnership or an entity treated as a partnership for U.S. federal income tax purposes holds our Units, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding our Units should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Plan of Dissolution and the transactions contemplated thereby.

In general, no gain will be recognized by a U.S. Limited Partner with respect to a distribution in liquidation of their Units unless the amount of cash distributed exceeds the U.S. Unit Holder’s or U.S. Limited Partner’s adjusted tax basis for their Units immediately before the liquidating distribution (including the sale of the Property and adjustments reflecting operations in the year of liquidation). In the event that the amount of cash distributed exceeds the U.S. Limited Partner’s adjusted tax basis for their Units, such distribution will generally be taxable to the U.S. Limited Partner as capital gain (See the section “Capital Gains; Net Investment Income” below).

A loss may be recognized by a U.S. Limited Partner with respect to a liquidating distribution only to the extent that the cash distributable to the U.S. Limited Partner is less than the adjusted tax basis in his or her Units.

Capital Gains; Net Investment Income

Under current law, an individual or other non-corporate taxpayer is generally subject under federal income tax law to a maximum 20% rate of tax on net capital gains from the disposition of certain capital assets held more than 12 months. Net capital gains from dispositions of property held for one year or less are generally taxed at the same rate as ordinary income (currently, the maximum federal ordinary income tax rate applicable to individuals is 37%). A corporate taxpayer’s net capital gains (regardless of how the property was held) are generally taxed at the ordinary corporate income tax rate (currently, the maximum federal corporate rate is 21%).

9

Under current law, individuals (other than non-resident aliens) will be subject to an additional 3.8% tax on the lesser of (i) their “net investment income” (generally, interest, dividends, annuities, royalties, rents and capital gains) and (ii) the excess of their adjusted gross income over a threshold amount of $250,000 in the case of a taxpayer filing a joint return or a surviving spouse, $125,000 in the case of a married taxpayer filing a separate return, and $200,000 in all other cases, including single individuals. A similar 3.8% tax will be imposed on certain trusts and estates.

Tax-Exempt U.S. Unit Holders and Tax-Exempt U.S. Limited Partners

Generally, subject to certain exceptions, the sale of the Property and the liquidating distributions made by the Partnership to tax-exempt U.S. Limited Partners will not be “unrelated business taxable income” within the meaning of the Code (“UBTI”) unless and to the extent income or gain is derived from “debt-financed property” (which is property acquired or held by the Partnership with “acquisition indebtedness”). Tax-exempt Limited Partners should consult with their own tax advisors regarding the specific tax consequences to them which may result from sale of the Property and the liquidation of the Partnership, including application of the UBTI rules and the rules related to “debt-financed property”.

Non-U.S. Unit Holders and Non-U.S. Limited Partners

For purposes of this discussion, a “Non-U.S. Person” is a person that is not a U.S. Person. A “Non-U.S. Limited Partner” is a Limited Partner who is a Non-U.S. Person.

Non-U.S. Limited Partners may be subject to U.S. tax rules that differ significantly from those summarized above. For example, the Partnership may be required to withhold tax on a Non-U.S. Limited Partner’s allocable share of certain tax items of the Partnership that are attributable to a sale of a U.S. business, including any income or gain attributable to the sale of the Property, and a Non-U.S. Limited Partner could be required to file U.S. tax returns in connection therewith. The Partnership intends to comply with any withholding obligations it may be subject to and such withholding may reduce the amount otherwise distributable to a Non-U.S. Limited Partner. Non-U.S. Limited Partners should consult with their own tax advisors regarding the specific U.S. tax consequences to them as a result of the liquidation of the Partnership.

Alternative Minimum Tax

Individuals, trusts, estates and corporate taxpayers could be subject to an alternative minimum tax (“AMT”) if the AMT exceeds the income tax otherwise payable by the taxpayer for the year. The AMT calculations are complex, and the Unit Holders and Limited Partners should consult their own tax advisors to determine whether the Plan of Dissolution and the transactions contemplated thereby might create or increase their AMT liability.

U.S. State and Local Income Tax

You may be subject to state or local taxes with respect to liquidating distributions received from the Partnership. The state or local tax treatment of liquidating distributions received from the Partnership may differ from the U.S. federal income tax treatment described above. If we transfer assets to a liquidating trust, you may be required to file income tax returns in states or localities in which the liquidating trust owns properties. You should consult your tax advisors regarding such taxes.

NO VOTE REQUIRED

The General Partner and the Partnership are not seeking consents, authorizations or proxies from you. The Dissolution was authorized by the General Partner and approved by SRE Clearing Services Corporation, an affiliate of the General Partner and a Limited Partner holding over 50% of our outstanding Units that are held by the Limited Partners, in accordance with Section 4 of the Partnership Agreement. The Dissolution will not be implemented until 20 calendar days following the date this Notice and the accompanying Information Statement are first mailed to our Unit Holders and Limited Partners, or as soon thereafter as is reasonably practicable.

10

ADDITIONAL INFORMATION

A copy of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (without exhibits), as filed with the Securities and Exchange Commission (“SEC”) and a copy of the Partnership’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022 (without exhibits), as filed with the SEC, are attached hereto as Annex B and Annex C, respectively.

11

ANNEX A

Plan of Dissolution

PLAN OF DISSOLUTION

OF

SB PARTNERS

This Plan of Dissolution (the “Plan”) of SB Partners, a New York limited partnership (the “Partnership”), has been approved by SB Partners Real Estate Corporation, the Partnership’s general partner, and SRE Clearing Services Corporation, a limited partner that holds 52.3% of the Units of Limited Partnership that are held by the Partnership’s limited partners, having determined that such action is advisable and in the best interests of the Partnership and its partners. Commencing on November 7, 2022, the Partnership will provide limited partners with written notice of such action taken by written consent and an accompanying information statement, as filed under Schedule 14C pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the Effective Date (defined below), the Partnership shall commence a process of voluntarily dissolution and liquidation as set forth below in accordance with the requirements of the New York Revised Limited Partnership Act, codified in the Consolidated Laws of New York, Chapter 29, Article 8-A, as the same may be amended from time to time (the “Act”).

1.	Effective Date of Plan. The effective date of the Plan shall be November 27, 2022 (the “Effective Date”).

2.

Certificate of Cancellation. Promptly following, but no later than the 90th date from, the Effective Date, the Partnership shall file with the Department of State of the State of New York a certificate of cancellation (the “Certificate of Cancellation”) in accordance with section 121-203 of the Act (the time of such filing, or such later time as stated therein, being referred to herein as the “Cancellation Time”).

3.

Cessation Of Business Activities. From and after the Effective Date, the Partnership shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.

4.

Closing of Transfer Books. Upon Effective Date, the General Partner will establish the Effective Date as the record date for all liquidating distributions, close the Partnership’s transfer books and cause the Partnership to discontinue recording units and issuing unit certificates.

5.

Authorized Person. SB Partners Real Estate Corporation (the “General Partner”), as general partner of the Partnership, shall be authorized and empowered to wind up of the affairs of the Partnership and shall have all of the powers and be entitled to all of the rights, privileges and protections that a person so authorized and empowered may have under the Act, including, without limitation, the power to appoint and delegate authority to independent agents to assist the General Partner in connection with the winding up of the affairs of the Partnership and the liquidation and distribution of the Partnership’s assets as provided for herein.

6.

Liquidation of Assets. As soon as practicable after the Effective Date and until all of the assets of the Partnership are liquidated and the proceeds therefrom distributed in accordance with this Plan, the General Partner shall have the authority to engage in such acts as may be necessary or appropriate to its dissolution and liquidation, including, without limitation, the sale of all of the assets of the Partnership and any other of the actions and activities described in section 121-803(b) of the Act.

7.

Payment of and Provisions for Liabilities. Following the liquidation of the Partnership’s assets in accordance with this Plan, the Partnership shall pay or discharge, or make reasonable provision for the payment or discharge of, any known liabilities, claims and obligations, including, without limitation, contingent, conditional and unmatured contractual liabilities, claims and obligations of the Partnership. If there are insufficient assets, such liabilities, claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets available therefore.

8.

Distribution to Members. On the day determined by the General Partner which is as soon as practicable following the payment or discharge (or the creation of a reserve providing reasonable provisions for the payment or discharge) of all liabilities of the Partnership in accordance with Section 7 of this Plan (the “Liquidation Date”), the remaining proceeds from the liquidation of the Partnership’s assets shall be distributed as of the close of business on the Liquidation Date, in complete cancellation and redemption of all the outstanding partnership interests of the Partnership held by the partners.

9.

Form 15 Filing & De-Registration. As soon as practicable following the completion of the winding-up of the Partnership, the General Partner will file a Form 15 Certificate and Notice of Termination of Registration with the SEC under the Exchange Act to suspend the Partnership’s reporting obligations under the Exchange Act.

10.

Consultants and Advisors. For the purpose of implementing this Plan, the Partnership may hire and retain such consultants, advisors and other service providers, including affiliates of the General Partner, as the General Partner, in its sole and absolute discretion, deem necessary or appropriate, provided that, in the case of affiliates, the terms of engagement are no less favorable than can be obtained on an arm’s length basis from unaffiliated persons based on prevailing market prices or other reliable indicators. In addition, the Partnership may, in the sole and absolute discretion of the General Partner, pay any professional (including legal and tax), service or other fees and expenses of persons rendering services to the Partnership in connection with the implementation of this Plan.

11.

Interpretation; General Authority. The General Partner is hereby authorized to interpret the provisions of this Plan of and is hereby authorized and directed to take such actions, to give such notices to creditors, unit holders, limited partners, and governmental entities, to make such filings with governmental entities and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may, in its judgment, be necessary or desirable in order to fulfill this Plan completely.

12.

Indemnification. The General Partner shall oversee the maintenance of sufficient assets of the Partnership and/or obtain or maintain such insurance as shall be necessary or advisable to provide for the continued indemnification of the General Partner and its individual members, as well as any such other parties whom the Partnership has agreed to indemnify, to the full extent permitted in the governing document(s) of the Partnership, any existing indemnification agreement(s), and applicable law.

13.	Governing Law. The validity, interpretation and performance of this Plan shall be controlled by and construed under the laws of the State of New York.

14.

Headings. The headings in this Plan are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Plan or any provision hereof.

15.

Severability. If any provision of this Plan or the application thereof to any person or circumstance shall be invalid, illegal, or unenforceable to any extent, the remainder of this Plan and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

16.

Abandonment of Plan of Dissolution; Amendment. This Plan may not be abandoned by the Partnership, except in accordance with applicable law. Notwithstanding approval by limited partners of this Plan, the General Partner shall have the right to modify or amend this Plan without further action by or approval of the limited partners of the Partnership, to the extent permitted under then-current applicable law.

2

ANNEX B

Annual Report on Form 10-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

FORM 10-K - ANNUAL REPORT PURSUANT TO SECTION 13

OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One)
☒ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended	December 31, 2021

Or

☐ Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from ____________________ to ______________________

Commission file Number: 0-8952

SB Partners
(Exact name of registrant as specified in its charter)

New York	13-6294787
(State or other Jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 New Haven Avenue, Suite 102A, Milford, CT.	06460
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(203) 283-9593

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Name of each exchange on which registered
NONE

Securities registered pursuant to Section 12(g) of the Act:

Units of Limited Partnership Interests
(Title of Class)

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined by Rule 405 of the Securities Act. ☐ Yes ☒ No

Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act from their obligations under those sections. ☐ Yes ☒ No

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes ☐ No

Indicate by check mark whether the Registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T(§232.405 of this chapter) during the proceeding twelve months (or for such shorter period that the Registrant was required to submit such files). ☒ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated file, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer”, “accelerated filer”, “non-accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (check one):

☐ Large Accelerated Filer	☐ Accelerated Filer	☒ Non-Accelerated Filer	☐ Smaller Reporting Company	☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter.

NOTE: If a determination as to whether a particular person or entity is an affiliate cannot be made without involving unreasonable effort and expense, the aggregate market value of the common stock held by non-affiliates may be calculated on the basis of assumptions reasonable under the circumstances, provided that the assumptions are set forth in this Form.

Not Applicable

APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY

PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12,13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. ☐ Yes ☐ No

Not Applicable

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

Not Applicable

DOCUMENTS INCORPORATED BY REFERENCE.

List hereunder the following documents if incorporated by reference and the Part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) Any annual report to security holders; (2) Any proxy or information statement; and (3) Any prospectus filed pursuant to Rule 424(b) or (c) under the Securities Act of 1933. The listed documents should be clearly described for identification purposes (e.g. annual report to security holders for fiscal year ended December 24, 1980).

None

PART I

ITEM 1. BUSINESS

Description of SB Partners (the “Registrant”)

The Registrant is a New York limited partnership formed to engage in acquiring, operating and holding for investment a varying portfolio of real estate interests. The Registrant's initial public offering was in 1971, the year it began operations. As of December 31, 2021, the Registrant owns an industrial flex property in Maple Grove, Minnesota. In addition, the Registrant has a thirty percent interest in Sentinel Omaha, LLC (“Omaha”). Omaha is a real estate investment company which as of December 31, 2021 owns one multifamily property in Nashville, Tennessee. Omaha is an affiliate of the Registrant’s general partner.

The principal objectives of the Registrant are, first, to obtain capital appreciation through equity investments in real estate; second, to generate cash available for distribution, a portion of which may not be currently taxable; and third, to the extent still permitted under the Internal Revenue Code of 1986, as amended, to generate tax losses which may offset the limited partners' income from the Registrant and certain other sources.

The Registrant’s filings with the Securities and Exchange Commission (the “SEC”) are available on the SEC’s Website at www.sec.gov and type in 0000087047 for the Registrant’s CIK.

COVID -19

The continuation of the COVID-19 pandemic may affect market conditions in which the Registrant and Omaha operates creating a challenging and uncertain economic environment. Financial and real estate companies may be affected by liquidity, disparity of real estate values and financing issues. There is no assurance that such conditions will not result in decreased cash flows which could result in the sale of investments at amounts less than the reported values at December 31, 2021.

Recent Developments and Real Estate Investment Factors

Omaha’s portfolio consists exclusively of older multi-family properties located in secondary and tertiary markets. During 2021 and 2020, physical and economic occupancy remained stable at most of Omaha’s properties. Rent collections were steady during 2021 while lower during the second half of 2020 due to delinquencies from residents negatively impacted by the Covid 19 pandemic economic downturn. Average net rental income increased at Omaha’s remaining property at a rate of 4.5% for 2021 vs. a slight decrease of 0.01% for 2020 (see Item 2 Properties).  Apartment rental rates increased significantly nationally during 2021.

During December 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee for a sale price of $58,760,000. Net sales proceeds were used to first pay selling expenses and retire each property’s related secured mortgage loan. A portion of the remaining net sales proceeds were used to retire Omaha’s secured mortgage loan encumbering another garden apartment property located in Nashville, Tennessee in February 2021 to further pay down Omaha’s overall debt. The remaining portion of the sales proceeds were used to pay a distribution of $36,000,000 to its investors. Registrants 30% allocation of the distribution was $10,800,000.

During April 2021, Omaha sold its garden apartment property located in Charleston, South Carolina for a sale price of $47,250,000. Net sales proceeds were used to first pay selling expenses. The remaining net sales proceeds were reserved to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Nashville, Tennessee and to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Aurora, Illinois to payoff Omaha’s long term debt.

During August 2021, Omaha sold one of its garden apartment properties located in Nashville (Antioch), Tennessee for a sales price of $77,234,663. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $73,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $21,900,000.

During November 2021, Omaha sold its garden apartment property located in Aurora, Illinois for a sale price of $34,500,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $52,600,000 to its investors. The Registrant’s 30% allocation of the distribution was $15,780,000.

During December 2021, Omaha sold one of its garden apartment properties located in Nashville (Gallatin), Tennessee for a sale price of $33,300,000. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution to its investors during March 2022.

During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used, along with sales proceeds from the sale of the Omaha property located in Nashville (Gallatin), Tennessee, to pay a distribution to its investors during March 2022 less a cash reserve. Omaha paid a distribution in March 2022 of $90,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $27,000,000.  In March 2022, Registrant declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 21, 2022.  The distribution will be paid in late May 2022.

Omaha reports its investment in its remaining real estate property on a fair value basis based on the sale price of a sale contract Omaha executed in November 2021 less an estimate for selling expenses. For the year ended December 31, 2021 Omaha reported an increase of $19,776,500 (53.4%) in the value of its remaining property vs. December 31, 2020. During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. The total real estate portfolio value of $56,777,000 as of December 31, 2021 consists of the same property which made up Omaha’s portfolio as of December 31, 2020 with the exception of the properties sold during 2021 as referred to above. During 2021 Omaha paid off all of its long term debt. Registrant as of the year ended December 31, 2021 recognized a value in the Omaha investment equal to Registrant’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2021 without any reserve. As of December 31, 2021 Omaha owns only one real estate asset which is unencumbered plus Omaha has sufficient cash reserves. Registrant as of the year ended December 31, 2020 recognized a value in the Omaha investment equal to Registrant’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2020 less a 20% reserve for possible unforeseen disruptions in the property and capital markets. The investment in a 30% non-controlling interest was valued at a discount due to the lack of control and liquidity.

Registrant has only one wholly owned property which is located in Maple Grove, Minnesota. It is 100% leased to a single tenant whose lease expires October 31, 2024. The tenant pays fixed base rent which increases approximately 3% each year. The tenant pays directly or reimburses Registrant for all utilities, real estate taxes, insurance and most of the property operating expenses and property management fees. If the tenant defaulted the Registrant would have no internal source of new funds until the space is released to a new tenant or Registrant receives additional distributions from Omaha. On February 28, 2022, the tenant and Registrant executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. Registrant has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a one time right to extend the lease an additional five years. Registrant has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Registrant will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

The Registrant has no other debt except normal trade accounts payable and a security deposit held for the tenant leasing the space at the Maple Grove property.

(Please refer to Item 7. – Management’s Discussion and Analysis of Financial Condition and Results of Operations.)

ITEM 1A. Risks Factors

This report on Form 10-K includes statements that constitute "forward looking statements" within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. By their nature, all forward looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements for a number of reasons, including, but not limited to, those risks described below:

Covid-19

The continuation of the COVID-19 pandemic may affect market conditions in which the Registrant and Omaha operates creating a challenging and uncertain economic environment. Financial and real estate companies may be affected by liquidity, disparity of real estate values and financing issues. There is no assurance that such conditions will not result in decreased cash flows which could result in the sale of investments at amounts less than the reported values at December 31, 2021.

General

The Registrant's investments consist of direct or indirect investments in real property and as such will be subject to varying degrees of risk generally incident to the ownership of real estate assets. The underlying value of the Registrant's direct real property and the Registrant's financial condition will be dependent upon its ability to operate the property in a manner sufficient to maintain or increase revenues and to generate sufficient income in excess of ownership and operating expenses. The underlying value of the Registrant's real estate investment will be dependent upon the investment’s managing partner’s ability to operate its remaining property in a manner sufficient to maintain or increase revenues and to generate sufficient income in excess of ownership and operating expenses. Income from the wholly owned property and the properties of the investments may be adversely affected by changes in national and local economic conditions such as oversupply of industrial flex space or apartments in the Registrant's markets, the attractiveness of the properties to tenants, changes in interest rates and in the availability, cost and terms of mortgage financing, the ongoing need for capital improvements, particularly in older structures, changes in real estate tax rates, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, civil unrest, acts of God, including natural disasters (which may result in uninsured losses), and other factors which are beyond the control of the Registrant. If the Registrant were unable to promptly renew the leases of a significant number of tenants, re-lease vacant spaces or, if the rental rates upon such renewal or re-letting were significantly lower than expected rates, the Registrant's results of operations, financial condition and ability to make distributions to Unit holders may be adversely affected.

Risks of Liability and Loss

The development and ownership of real estate may result in liability to third parties due to conditions existing on a property which may result in injury. In addition, real estate may suffer a loss in value due to casualties such as fire or natural disaster. Such liability or loss may be uninsurable in some circumstances, such as a loss caused by the presence of mold or may exceed the limits of insurance maintained at typical amounts for the type and condition of the property. Real estate may also be taken, in whole or in part, by public authorities for public purposes in eminent domain proceedings. Awards resulting from such proceedings may not adequately compensate the Registrant for the value lost.

Value and Non-liquidity of Real Estate

Real estate investments are relatively non-liquid. The Registrant's ability to vary its portfolio in response to changes in economic and other conditions will therefore be limited. If the Registrant must sell an investment, there can be no assurance that it will be able to dispose of the investment in the time period it desires or that the sales price of the investment will recoup or exceed the amount of the Registrant's cost of the investment.

Potential Adverse Effect on Results of Operations Due to Operating Risks

The Registrant's real estate investments are subject to operating risks common to real estate in general, any and all of which may adversely affect occupancy or rental rates.

Environmental Issues

Under various federal, state and local environmental laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances on such property. These laws often impose environmental liability without regard to whether the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The presence of such substances, or the failure to properly remediate their presence, may adversely affect the owner's or operator's ability to sell or rent the property or to borrow using the property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain third parties may seek recovery from owners or operators of such properties or persons who arranged for the disposal or treatment of hazardous or toxic substances and, therefore, are potentially liable for removal or remediation costs, as well as certain other related costs, including governmental fines and injuries to persons and property.

Competition

The Registrant competes for tenants with many other real estate owners. The success of the Registrant in attracting tenants for its property will depend upon its ability to maintain its property and its attractiveness to tenants, new property developments, local conditions, and changing demographic trends. The Registrant's property is located in a developed area that includes other, similar properties. The number of competitive properties in a particular area could have a material effect on the Registrant's ability to lease industrial flex space and on the rents charged at such property.

General

Efforts required in complying with federal, state and local environmental regulations may have and may continue to have an adverse effect on the Registrant's operations in the future, although such costs have not historically been significant in amount.

The Registrant considers itself to be engaged in only one industry segment, real estate investment, and therefore information regarding industry segments is not applicable and has not been provided.

ITEM 1B. UNRESOLVED STAFF COMMENTS

None.

ITEM 2. PROPERTIES

The property owned by the Registrant as of December 31, 2021 is as follows:

							Occupancy
		Description			Acquisition	Percent	at	Mortgage
Property	Location	Sq. Ft.	Units	Acres	Date	Ownership	12/31/2021	Payable

Industrial Flex:
	Maple Grove
Eagle Lake Business Center IV	MN	60,000	n/a	5.15	Jun 02	100%	100%	$0
Eagle Lake Business Center IV is 100% leased to a single tenant whose lease expires October 31, 2024. On February 28, 2022
Registrant and tenant executed a lease amendment which, among other issues, extends the lease term to October 31, 2031. See
Recent Developments and Real Estate Factors.

Investment in Sentinel Omaha LLC:
	Nashville
1 garden apartment property	TN	n/a	244	n/a	Sept. 07	30%	98%	n/a

Additional information regarding properties owned by the Registrant:

	2021	2020	2019	2018	2017

Average Occupancy (a)

Eagle Lake Business Center IV (b)	100.00%	100.00%	100.00%	100.00%	100.00%
Investment in Sentinel Omaha, LLC (c)	98.00%	95.00%	95.00%	92.00%	92.00%

Effective Annual Rent (a)

Eagle Lake Business Center IV (b) (d)	$20	$19	$18	$18	$18
Investment in Sentinel Omaha, LLC (c) (e)	$12,026	$11,162	$10,968	$10,126	$10,012

(a) For period of ownership.

(b) Property was purchased June 12, 2002.

(c) Investment was purchased September 2007.

(d) Average per square foot per annum. Base rent plus operating expense reimbursements from tenant, divided by the total number of square feet at the property. Expense reimbursements include only expenses paid by Registrant in accordance with the terms of each lease. Reimbursements by the tenant include real estate taxes, insurance and certain operating expenses. Amounts are annualized for periods of ownership of less than one year.

(e) Average per apartment unit per annum. Gross potential rent, less concessions and vacancies, divided by the total number of apartment units at the property. Amounts are annualized for periods of ownership of less than one year.

ITEM 3. LEGAL PROCEEDINGS

None

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5. MARKET FOR REGISTRANT'S UNITS OF PARTNERSHIP INTEREST AND RELATED UNITHOLDER MATTERS

The transfer of Units or Participations (equivalent to one-half Unit) is subject to certain limitations, including the consent of the General Partner. There is no public market for the Units and it is not anticipated that any such public market will develop. The number of Unit holders as of December 31, 2021 was 2,033.

At various times, the Registrant has generated and distributed cash to the Unit holders. Registrant paid a distribution during 2019 to Unit holders of record as of June 1, 2019 in the amount of $400 for each Unit owned. Registrant did not declare a distribution for 2020. Registrant paid a distribution during 2021 to Unit holders of record as of February 1, 2021 in the amount of $1,300 for each Unit owned. Registrant also paid a distribution during 2021 to Unit holders of record as of November 8, 2021 in the amount of $4,700 for each Unit owned. Cumulative distributions since inception have totaled $161,370,350. However, there is no requirement to make such distributions nor can there be any assurance that future operations will generate cash available for distribution.  In March 2022, Registrant declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 21, 2022.  The distribution will be paid in late May 2022.

ITEM 6. SELECTED FINANCIAL DATA

The following table sets forth selected financial data regarding the Registrant's financial condition and results of operations determined in accordance with accounting principles generally accepted in the United States of America. This data should be read in conjunction with the Audited Consolidated Financial Statements and Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations, included elsewhere in this annual report on Form 10‑K.

	For the Years Ended December 31,
	2021	2020	2019	2018	2017
		(In Thousands, Except Unit Data)

Income Statement Data:
Rental, Interest and Other Revenues	$1,221	$1,180	$1,131	$1,110	$1,081
Operating Expenses, Less Depreciation and Amortization	(1,618)	(1,595)	(1,559)	(1,468)	(1,418)
Depreciation and Amortization	(164)	(165)	(146)	(171)	(179)

Loss from Operations	(561)	(580)	(574)	(529)	(516)
Equity in Net Income of Investment	19,251	7,637	6,829	5,842	11,320
Reserve for Value of Investment	11,923	(1,527)	314	1,817	1,048

Income from Continuing Operations	30,613	5,530	6,569	7,130	11,852

Gain on Extinguishment of Debt	-	-	-	1,694	-

Net Income	$30,613	$5,530	$6,569	$8,824	$11,852

Income from Continuing Operations per Unit of Partnership Interest:	$3,948	$713	$847	$920	$1,529

Gain on Extinguishment of Debt per Unit of Partnership Interest:	$-	$-	$-	$218	$-

Distributions paid per Unit of Partnership Interest	$6,000	$-	$400	$-	$-

Weighted Average Number of Partnership Units Outstanding	7,754	7,754	7,754	7,754	7,754

Balance Sheet Data at Year End:

Real Estate, net	$3,417	$3,581	$3,746	$3,461	$3,467
Investment in Sentinel Omaha, LLC, net	$30,387	$47,692	$41,582	$42,839	$37,580
Total Assets	$35,925	$51,834	$46,324	$46,646	$43,008
Loan Payable	$-	$-	$-	$-	$5,719
Partners' Equity	$35,662	$51,569	$46,040	$42,571	$33,748

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

COMPANY OVERVIEW

The Registrant is a New York limited partnership formed to engage in acquiring, operating and holding for investment a varying portfolio of real estate interests. The Registrant's initial public offering was in 1971, the year it began operations. As of December 31, 2021, the Registrant owned an industrial flex property in Maple Grove, Minnesota and the Registrant has a thirty percent interest in Sentinel Omaha, LLC. Omaha is a real estate investment company which as of December 31, 2021 owns one multifamily property located in Nashville, Tennessee. Omaha is an affiliate of the Registrant’s general partner.

The principal objectives of the Registrant are, first, to obtain capital appreciation through equity investments in real estate; second, to generate cash available for distribution, a portion of which may not be currently taxable; and third, to the extent still permitted under the Internal Revenue Code of 1986, as amended, to generate tax losses which may offset the limited partners' income from the Registrant and certain other sources.

The consolidated financial statements for the years ended December 31, 2021, 2020 and 2019 reflect the operations of one industrial flex property located in Maple Grove, Minnesota as well as a 30% interest in Omaha.

CRITICAL ACCOUNTING ESTIMATES

In preparing the consolidated financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Set forth below is a summary of the accounting policies that management believes are critical to the preparation of the consolidated financial statements. The summary should be read in conjunction with the more complete discussion of significant accounting policies included in Note 1 to the consolidated financial statements for the year ended December 31, 2021.

Real Estate

Real estate is carried at cost, net of accumulated depreciation and amortization. Maintenance and repairs are charged to operations as incurred. Depreciation requires an estimate by management of the useful life of each property as well as an allocation of the costs associated with a property to its various components. If Registrant does not allocate these costs appropriately or incorrectly estimates the useful lives of its real estate, depreciation expense may be misstated.

Registrant’s wholly owned property located in Maple Grove, Minnesota is leased 100% to a single tenant whose lease expires October 31, 2024. The tenant pays fixed base rent which increases approximately 3% each year. The tenant pays directly or reimburses Registrant for all utilities, real estate taxes, insurance and most of the property operating expenses and property management fees. On February 28, 2022, the tenant and Registrant executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. Registrant has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a one time right to extend the lease an additional five years. Registrant has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Registrant will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

Sentinel Omaha LLC’s portfolio as of December 31, 2021 consists of one garden apartment property located in Nashville, Tennessee. Leases are generally one year or less. Tenants generally pay fixed rent plus utilities used by tenant.

Registrant's property is regularly evaluated for impairment. Impairment is determined by calculating the sum of the estimated undiscounted future cash flows including the projected undiscounted future net proceeds from the sale of the property. In the event such sum is less than the net carrying value of the property, the property will be written down to estimated fair value. If Registrant incorrectly estimates the value of the asset or the undiscounted cash flows, the impairment charges may be different from those, if any, in the consolidated financial statements.

Investment in Sentinel Omaha, LLC

The Registrant has a 30% non-controlling interest in Omaha that is accounted for on a fair value basis. During December 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee for a sale price of $58,760,000. Net sales proceeds were used to first pay selling expenses and retire each property’s related secured mortgage loan. A portion of the remaining net sales proceeds were used to retire Omaha’s secured mortgage loan encumbering another garden apartment property located in Nashville, Tennessee in February 2021 to further pay down Omaha’s overall debt. The remaining portion of the sales proceeds were used to pay a distribution of $36,000,000 to its investors. Registrants 30% allocation of the distribution was $10,800,000.

During April 2021, Omaha sold its garden apartment property located in Charleston, South Carolina for a sale prices of $47,250,000. Net sales proceeds were used to first pay selling expenses. The remaining net sales proceeds have been reserved to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Nashville, Tennessee and to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Aurora, Illinois to payoff Omaha’s long term debt.

During August 2021, Omaha sold one of its garden apartment properties located in Nashville (Antioch), Tennessee for a sales price of $77,234,663. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $73,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $21,900,000.

During November 2021, Omaha sold its garden apartment property located in Aurora, Illinois for a sale price of $34,500,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $52,600,000 to its investors. The Registrant’s 30% allocation of the distribution was $15,780,000.

During December 2021, Omaha sold one of its garden apartment properties located in Nashville (Gallatin), Tennessee for a sale price of $33,300,000. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution to its investors during March 2022.

During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used, along with sales proceeds from the sale of the Omaha property located in Nashville (Gallatin), Tennessee, to pay a distribution to its investors during March 2022 less a cash reserve. Omaha paid a distribution in March 2022 of $90,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $27,000,000.  In March 2022, Registrant declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 21, 2022.  The distribution will be paid in late May 2022.

Omaha reports its investment in its remaining real estate property on a fair value basis based on the sale price of a sale contract Omaha executed in November 2021 less an estimate for selling expenses. For the year ended December 31, 2021 Omaha reported an increase of $19,776,500 (53.4%) in the value of its remaining property vs. December 31, 2020. During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. The total real estate portfolio value of $56,777,000 as of December 31, 2021 consists of the same property which made up Omaha’s portfolio as of December 31, 2020 with the exception of the properties sold during 2021 as referred to above. During 2021 Omaha paid off all of its long term debt. Registrant as of the year ended December 31, 2021 recognized a value in the Omaha investment equal to Registrant’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2021 without any reserve. As of December 31, 2021 Omaha owns only one real estate asset which is unencumbered plus Omaha has sufficient cash reserves. Registrant as of the year ended December 31, 2020 recognized a value in the Omaha investment equal to Registrant’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2020 less a 20% reserve for possible unforeseen disruptions in the property and capital markets. The investment in a 30% non-controlling interest was valued at a discount due to the lack of control and liquidity.

For the year ended December 31, 2021, Omaha reported net investment income of $5,706,768 of which the Registrant’s interest was $1,712,030. In addition, Omaha reported net unrealized depreciation of real estate properties and interest rate protection agreements of $15,712,933 of which Registrant’s interest was $4,713,880 for 2021. Also Omaha reported net realized gain on the sale of a real estate property of $74,181,286 of which the Registrant’s interest was 22,254,386.

For the year ended December 31, 2020, Omaha reported net investment income of $10,586,967 of which the Registrant’s interest was $3,176,007. In addition, Omaha reported net unrealized depreciation of real estate properties and interest rate protection agreements of $8,286,294 of which Registrant’s interest was $2,485,888 for 2020. Also Omaha reported net realized gain on the sale of a real estate property of $23,157,727 of which the Registrant’s interest was $6,947,318.

For the year ended December 31, 2019, Omaha reported net investment income of $10,495,319 of which the Registrant’s interest was $3,148,596. In addition, Omaha reported net unrealized depreciation of real estate properties and interest rate protection agreements of $1,366,240 of which Registrant’s interest was $409,872 for 2019. Also Omaha reported net realized gain on the sale of two real estate properties of $13,634,547 of which the Registrant’s interest was $4,090,364.

Determination of the fair value of Omaha involves numerous estimates and subjective judgments that are subject to change in response to current and future economic and market conditions, including, among other things, demand for residential apartments, competition, and operating cost levels such as labor, energy costs, real estate taxes and market interest rates. Judgments regarding these factors are not subject to precise quantification or verification and may change from time to time as economic and market factors change.

The accounting guidance for fair value measurements establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in determining fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of input that is significant to the fair value measurement.

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on the assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The three levels of fair value hierarchy are described below:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities;

Level 2 - Quoted prices in active markets for similar assets and liabilities or quoted prices in less active dealer or broker markets;

Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and are unobservable.

Estimated fair value of the remaining real estate investment of Omaha was determined utilizing Level 2 inputs based upon an executed sale contract.

Further, the investment in Omaha is not consolidated because other investors have substantive ownership and participative rights regarding Omaha’s operations and therefore control does not vest in the Registrant. Were the Registrant deemed to control Omaha, it would have to be consolidated and therefore would impact the financial statements and related ratios.

Revenue Recognition

Rental income is recognized when earned pursuant to the terms of the leases. Base rents and reimbursement of the tenants' share of certain operating expenses are generally recognized when due from tenants. Before Registrant can recognize revenue, it is required to assess, among other things, its collectability. Registrant continually analyzes the collectability of its revenue and will reserve against its revenue if conditions warrant such action.

Off-Balance Sheet Arrangements

None.

Recently Issued Accounting Pronouncements

None.

CONTRACTUAL OBLIGATIONS

Pursuant to the original investment agreement, Registrant may be called upon to contribute, in cash, an additional $3,720,000 to the capital of Omaha, as and when required, as determined by the Manager.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2021, Registrant had cash and cash equivalents of approximately $2,110,000 as compared to approximately $549,000 as of December 31, 2020. Cash and cash equivalents increased during the year ended December 31, 2021 primarily due to distributions received from Omaha combined with cash flow generated from operating activities at Registrant’s wholly owned property. This increase was partially offset by partnership expenses paid and distributions paid to the partners.

As of December 31, 2021, Registrant’s only consistent source of cash is rental income received from the tenant who leases 100% of the leasable space at Registrant’s wholly owned property in Maple Grove. The tenant reimburses Registrant for real estate taxes, insurance and most of the property’s operating expenses leaving a significant portion of the base rent received available to pay capital improvements and partnership administrative expenses.

Inflation and changing prices during the current period did not significantly affect the markets in which the Registrant conducts its business, or the Registrant’s business overall.

Omaha reports its investment in its remaining real estate property on a fair value basis based on the sale price of a sale contract Omaha executed in November 2021 less an estimate for selling expenses. For the year ended December 31, 2021 Omaha reported an increase of $19,776,500 (53.4%) in the value of its remaining property vs. December 31, 2020. During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. The total real estate portfolio value of $56,777,000 as of December 31, 2021 consists of the same property which made up Omaha’s portfolio as of December 31, 2020 with the exception of the properties sold during 2021 as referred to above. During 2021 Omaha paid off all of its long term debt. Although the remaining commercial property owned by the Registrant is 100% occupied, it is occupied by a single tenant. According to a report by CBRE, the Minneapolis industrial market reported positive absorption, market rates remained steady and vacancy rates remained a low 4.4% in 2021. Registrant may still require a longer time period to replace the tenant at its property should a default occur and the space become vacant.

Registrant anticipates cash flow generated from the property located in Maple Grove and current cash reserves will be sufficient to pay ongoing operating and capital improvement costs, other working capital requirements of the Registrant and current fees due to the General Partner and its affiliate. The Registrant has no debt except normal trade accounts payable and a security deposit held for the tenant at Registrant’s wholly owned property.

During 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee for a sale price of $58,760,000. Net sales proceeds were used to first pay selling expenses and retire the property’s related secured mortgage loan. A portion of the remaining net sales proceeds were used in 2021 to retire Omaha’s secured mortgage loan encumbering one of its other garden apartment properties located in Nashville, Tennessee to further pay down Omaha’s debt. The rest of the remaining proceeds were used to pay a distribution to Omaha’s investors in 2021, including $10,800,000 to Registrant. In January 2021, Registrant declared a distribution of $1,300 for a full unit for all partners holding units or participations on February 1, 2021. The distribution was paid on February 28, 2021.

During April 2021, Omaha sold its garden apartment property located in Charleston, South Carolina for a sale prices of $47,250,000. Net sales proceeds were used to first pay selling expenses. The remaining net sales proceeds have been reserved to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Nashville, Tennessee and to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Aurora, Illinois to payoff Omaha’s long term debt.

During August 2021, Omaha sold one of its garden apartment properties located in Nashville (Antioch), Tennessee for a sales price of $77,234,663. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $73,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $21,900,000.

During November 2021, Omaha sold its garden apartment property located in Aurora, Illinois for a sale price of $34,500,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $52,600,000 to its investors. The Registrant’s 30% allocation of the distribution was $15,780,000.

During December 2021, Omaha sold one of its garden apartment properties located in Nashville (Gallatin), Tennessee for a sale price of $33,300,000. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution to its investors during March 2022.

During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used, along with sales proceeds from the sale of the Omaha property located in Nashville (Gallatin), Tennessee, to pay a distribution to its investors during March 2022 lwess a cash reserve. Omaha paid a distribution in March 2022 of $90,000,000 to its investors. The Registrant’s 30% allocation of the distribution was $27,000,000. In March 2022, Registrant declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 21, 2022.  The distribution will be paid in late May 2022.

MANAGEMENT’S DISCUSSION OF RESULTS OF OPERATIONS

2021 VS. 2020

Total revenues from operations increased $42,000 to approximately $1,222,000 in 2021 from approximately $1,180,000 in 2020 primarily due to higher rental income. Rental income increased due to a scheduled increase in base rent for the tenant at the Maple Grove property. Other income increased due to an increase in real estate tax reimbursement while interest income decreased due to a decrease in cash reserves available for investment.

The Registrant reported a net loss from operations of approximately $561,000 in 2021, a decrease of the loss of $19,000 as compared to a net loss from operations of approximately $580,000 in 2020. Net loss from operations consists of net income from the Maple Grove property combined with partnership income and expenses. The decrease of loss from operations was due to higher total revenues partially offset by higher operating expenses. Total expenses from operations for 2021 increased $22,000 to approximately $1,782,000 from approximately $1,760,000 in 2020, due to increases in professional fees, real estate taxes, utilities and repairs and maintenance expense. This was partially offset by a decrease in management fees.

Omaha reports its investments in real estate properties on a fair value basis. During 2021, Omaha sold four of its garden apartment properties as previously described. Net sales proceeds were used to first pay selling expenses and retire Omaha’s long term debt and make a distribution to Omaha’s investors. For the year ended December 31, 2021 Omaha reported an increase of $19,776,500 (53.4%) in the value of its remaining property vs. December 31, 2020. During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. The total real estate portfolio value of $56,777,000 as of December 31, 2021 consists of the same property which made up Omaha’s portfolio as of December 31, 2020 with the exception of the properties sold during 2021 as referred to above.

Equity in net income of investment increased $11,614,000 to an income of approximately $19,251,000 for 2021 compared to income of approximately $7,637,000 for 2020. During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022.

For additional analysis, please refer to the discussions of the individual properties below.

Eagle Lake Business Center IV (Maple Grove, Minnesota)

Total revenues increased $32,000, to approximately $1,209,000 in 2021 compared with approximately $1,177,000 in 2020. Net income, which includes deductions for depreciation, increased $13,000 to approximately $725,000 in 2021 from approximately $712,000 in 2020. The property has been 100% leased and occupied by the same single tenant for both years. The increase in total revenue was due to higher rental income combined with higher other income. Rental income increased due to a scheduled increase in base rent for the tenant. Other income increased from 2020 to 2021 due to an increase in real estate tax reimbursement. The increase in net income was due to the increase in revenues partially offset by an increase in operating expenses. The increase in operating expenses was primarily due to increases in real estate taxes of $5,000 and utilities of $8,000.

According to a report by CBRE, the Minneapolis industrial market reported positive absorption, market rates remained steady and vacancy rates remained a low 4.4% in 2021.

Investments

During 2007, the Registrant made a total investment in the amount of $37,200,000 in Omaha representing a thirty percent ownership interest. The Registrant’s investment in Omaha is accounted for at fair value.

On September 18, 2007, Omaha acquired all the outstanding common shares of America First Apartment Investors, Inc., a publicly held real estate investment trust, in a transaction valued at approximately $532 million, including the assumption of outstanding debt and excluding transactions costs. Omaha consisted of 31 wholly owned multifamily residential properties, a wholly owned commercial property and a wholly owned multifamily property that was under development. During 2021, Omaha sold four of its garden apartment properties as previously described. Net sales proceeds were used to first pay selling expenses and retire Omaha’s long term debt and make a distribution to Omaha’s investors. The total real estate portfolio value of $56,777,000 as of December 31, 2021 consists of the same property which made up Omaha’s portfolio as of December 31, 2020 with the exception of the properties sold during 2021 as referred to above.

Omaha reported total revenues for 2021 of approximately $13,663,000. Net investment income before net unrealized appreciation and realized gain was $5,707,000. Major expenses included $216,000 of interest expense, $1,365,000 for repairs and maintenance, $2,120,000 for payroll and $1,618,000 for real estate taxes. In addition, Omaha reported a net unrealized depreciation based on the valuation of the remaining real estate asset and interest rate protection agreements of $15,713,000. Also Omaha reported a realized gain on the sale of four real estate properties of $74,181,000. For the year ended December 31, 2021, the Registrant’s equity interest in the income of Omaha was approximately $19,251,000.

2020 VS. 2019

Total revenues from operations increased $49,000 to approximately $1,180,000 in 2020 from approximately $1,131,000 in 2019 primarily due to higher rental income. Rental income increased due to a scheduled increase in base rent for the tenant at the Maple Grove property. Other income increased due to an increase in real estate tax reimbursement while interest income decreased due to a decrease in cash reserves available for investment.

The Registrant reported a net loss from operations of approximately $580,000 in 2020, an increase of the loss of $6,000 as compared to a net loss from operations of approximately $574,000 in 2019. Net loss from operations consists of net income from the Maple Grove property combined with partnership income and expenses. The increase of loss from operations was due to higher operating expenses partially offset by higher total revenues. Total expenses from operations for 2020 increased $55,000 to approximately $1,760,000 from approximately $1,705,000 in 2019, due to increases in investment fees, real estate taxes, depreciation and administrative expenses partially offset by decreases in repairs and maintenance expense.

Omaha reports its investments in real estate properties on a fair value basis. During 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee. Net sales proceeds were used to first pay selling expenses and retire the property’s related secured mortgage loan. Remaining net sales proceeds were used in 2021 to retire Omaha’s secured mortgage loan encumbering another of its garden apartment properties located in Nashville, Tennessee to further pay down Omaha’s debt and make a distribution to Omaha’s investors. For the year ended December 31, 2020 Omaha reported an increase of $6,900,000 in the value of its portfolio over the same properties as of the year ended December 31, 2020. The total real estate portfolio value of $190,600,000 as of December 31, 2020 consists of the same properties which made up Omaha’s portfolio as of December 31, 2019 less the property sold during 2020.

Equity in net income of investment increased $808,000 to an income of approximately $7,637,000 for 2020 compared to income of approximately $6,829,000 for 2019. Omaha anticipates the net operating income from its remaining portfolio to be flat during 2020 as compared to 2019. All of Omaha’s property mortgage loans and banks loans use floating rates based on the SIFMA Bond Index rate plus the credit spread. During March 2020 the floating rates on Omaha loans increased significantly for approximately three weeks as the SIFMA bond index rate spiked upward in initial response to the extreme uncertainty in the Covid 19 pandemic. However by mid-April the SIFMA bond index rate had declined to .21% and has remained in a range of .08% to .21% during the rest of 2020

For additional analysis, please refer to the discussions of the individual properties below.

Eagle Lake Business Center IV (Maple Grove, Minnesota)

Total revenues increased $50,000, to approximately $1,177,000 in 2020 compared with approximately $1,127,000 in 2019. Net income, which includes deductions for depreciation, increased $22,000 to approximately $712,000 in 2020 from approximately $690,000 in 2019. The property has been 100% leased and occupied by the same single tenant for both years. The increase in total revenue was due to higher rental income combined with higher other income. Rental income increased due to a scheduled increase in base rent for the tenant. Other income increased from 2019 to 2020 due to an increase in real estate tax reimbursement. The increase in net income was due to the increase in revenues partially offset by an increase in operating expenses. The increase in operating expenses was primarily due to increases in real estate taxes of $12,000 and depreciation of $18,000.

According to a report by CBRE, the Minneapolis industrial market reported positive absorption, market rates remained steady and vacancy rates remained a low 4.7% in 2020.

Investments

During 2007, the Registrant made a total investment in the amount of $37,200,000 in Omaha representing a thirty percent ownership interest. The Registrant’s investment in Omaha is accounted for at fair value.

On September 18, 2007, Omaha acquired all the outstanding common shares of America First Apartment Investors, Inc., a publicly held real estate investment trust, in a transaction valued at approximately $532 million, including the assumption of outstanding debt and excluding transactions costs. Omaha consisted of 31 wholly owned multifamily residential properties, a wholly owned commercial property and a wholly owned multifamily property that was under development. During 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee. Net sales proceeds were used to first pay selling expenses and retire the property’s related secured mortgage loan. Remaining net sales proceeds were used in 2021 to retire Omaha’s secured mortgage loan encumbering another of its garden apartment properties located in Nashville, Tennessee to further pay down Omaha’s debt and make a distribution to Omaha’s investors. For the year ended December 31, 2020 Omaha reported an increase of $6,900,000 in the value of its portfolio over the same properties as of the year ended December 31, 2020. The total real estate portfolio value of $190,600,000 as of December 31, 2020 consists of the same properties which made up Omaha’s portfolio as of December 31, 2019 less the property sold during 2020.

Omaha reported total revenues for 2020 of approximately $24,239,000. Net investment income before net unrealized appreciation and realized gain was $10,587,000. Major expenses included $1,280,000 of interest expense, $1,999,000 for repairs and maintenance, $3,186,000 for payroll and $3,154,000 for real estate taxes. In addition, Omaha reported a net unrealized depreciation based on the valuation of the remaining real estate assets and interest rate protection agreements of $8,286,000. Also Omaha reported a realized gain on the sale of one real estate property of $23,158,000. For the year ended December 31, 2020, the Registrant’s equity interest in the income of Omaha was approximately $7,637,000.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

NONE

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements required by this item, together with the Report of Independent Registered Public Accounting Firm thereon, are contained herein on pages 23 through 36 of this Annual Report on Form 10-K.

Supplementary financial information required by this item is contained herein on pages 37 through 38 of this report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

ITEM 9A. CONTROLS AND PROCEDURES

(a)

The Chief Executive Officer and the Chief Financial Officer of the general partner of Registrant have evaluated the disclosure controls and procedures relating to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission and have judged such controls and procedures to be effective.

(b)	There have been no changes in the Registrant’s internal controls during the year ended December 31, 2021 that could significantly affect those controls subsequent to the date of evaluation.

(c)	Management’s Report on Internal Control Over Financial Reporting

Registrant’s management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process designed by, or under the supervision of, the Chief Executive Officer and Chief Financial Officer and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

Our evaluation of internal control over financial reporting includes using the COSO 2013 framework, an integrated framework for the evaluation of internal controls issued by the Committee of Sponsoring Organizations of the Treadway Commission, to identify the risks and control objectives related to the evaluation of our control environment.

Based on our evaluation under the frameworks described above, our management has concluded that our internal control over financial reporting was effective as of December 31, 2021.

This Annual Report does not include an attestation report of the Registrant’s independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Registrant’s independent registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit Registrant to provide only management’s report in this Annual Report.

ITEM 9B. OTHER INFORMATION

NONE

PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The Registrant has no executive officers or directors. All of its business affairs are handled by its General Partner, SB Partners Real Estate Corporation (the "General Partner").

The directors and executive officers of the General Partner are elected by Sentinel Holdings Corporation ("SHC") as its sole shareholder to serve until their successors are duly elected and qualified. The limited partners of the Registrant are not entitled to vote in their election.

The directors and executive officers of the General Partner who are active in the Registrant's operations are:

Name	Age	Position

Michael F. Streicker	45	Director

Leland J. Roth	58	President & Director

George N. Tietjen III	61	Chief Executive Officer

John H. Zoeller	62	Chief Financial Officer and Director

Joseph Stein	51	Treasurer

Martin Cawley	65	Vice President

Mr. Streicker joined the General Partner in 2003 and serves as a Director. He is President of the parent company, The Sentinel Corporation.

Mr. Roth joined the General Partner in 1994 and serves as its President and Director. He is a certified public accountant with over 35 years of real estate related financial, accounting and reporting experience.

Mr. Tietjen joined the General Partner in 1990 and served as its Chief Accounting Officer until 2006 and Chief Financial Officer and Treasurer from 2004 to 2007. He is a certified public accountant with over 36 years of real estate related financial, management, accounting and reporting experience.

Mr. Zoeller joined the General Partner in 1994 and serves as its principal financial and accounting officer. He is a certified public accountant with over 39 years of real estate related financial, accounting and reporting experience.

Mr. Cawley joined the General Partner in 1994. He is the regional manager responsible for commercial property transactions and management.

Mr. Stein joined the General Partner in 2002 and had served as its assistant controller from 2002 to 2007.

ITEM 11. EXECUTIVE COMPENSATION

The Registrant has no executive officers or directors.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)

At December 31, 2021, an institutional investor of record owned 7.13% of the outstanding Units of Limited Partnership Interests. On January 13, 1993, a group of Unit holders of record, including the institutional investor referred to above, entered into a collective agreement with respect to their ownership interest in the Registrant. The aggregate number of Units beneficially owned by the group is 606 Units, representing 7.8% of the total number of outstanding Units of Limited Partnership Interest on that date. Each Unit holder has disclaimed beneficial ownership of all Units owned by the other Unit holders in this group. The foregoing information is based upon a 13-D filing made by the respective Unit holders.

(b)

As of December 31, 2021, none of the Directors of the General Partner owned any outstanding Units of Limited Partnership Interest. No Officers or Directors of SHC owned any outstanding Units of Limited Partnership Interest. SRE Clearing Services, Inc., an affiliate of the General Partner, owned 4,053.5 Units of Limited Partnership Interest, representing 52.3% of the outstanding number of Units on December 31, 2021. In accordance with SEC regulations, SRE Clearing Services, Inc. filed Form 13-D/A on June 4, 2021, when the total number of Units held reached 52% of the outstanding number of Units.

(c)	During the year ended December 31, 2021, there were no changes in control of the Registrant or the General Partner.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The General Partner, among other things, furnishes services and advice to the Registrant and is paid a variable annual fee for such services based on calculations prescribed in the Registrant's Partnership Agreement. For these services, the General Partner receives a management fee equal to 2% of the average amount of capital invested in real estate plus cumulative mortgage amortization payments, and 0.5% of capital not invested in real estate, as defined in the Partnership Agreement. The management fee amounted to $996,741, $1,018,617 and $1,007,137 for the years ended December 31, 2021, 2020, and 2019, respectively. In addition, the General Partner is entitled to 25% of cash distributions in excess of the annual distribution preference, as defined in the Partnership Agreement. No such amounts were due for the years ended December 31, 2021, 2020 or 2019.

Certain affiliates of the General Partner oversee the management and operations of various real estate properties, including those owned by the Registrant. Services performed by these affiliates applicable to the Registrant's properties are billed at actual or allocated cost, or percentage of revenues. The costs of such services are believed to be competitive with charges for similar services provided by unrelated management companies. Fees charged by these affiliates totaled $59,800, $58,587 and $56,734 in 2021, 2020, and 2019, respectively.

In 2012 an affiliate of the General Partner commenced maintaining and updating the investor database and preparing the tax K-1 forms and related schedules which previously had been prepared by an unaffiliated company. The fee charged by the affiliate for the similar service is lower than the fee previously charged by the unaffiliated company. Fees charged for 2021, 2020 and 2019 were $54,000 each year.

During 2019 the Registrant had the roof of its wholly owned property located in Maple Grove, Minnesota replaced. In accordance with the management agreement, an affiliate of the General Partner was paid a construction supervision fee for the supervision of the capital project in the amount of $16,547.

In 2007 the Registrant made an investment of $37,200,000, representing a thirty percent ownership interest in Omaha. For the years 2021, 2020 and 2019, the Registrant’s equity interest in the net income of Omaha was approximately $19,251,000, $7,637,000 and $6,829,000, respectively.

Reference is made to Items 10 and 11, and Notes 3, 5, 6 and 9 in the consolidated financial statements.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

1.

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and review of financial statements included in Registrant’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were approximately $107,500 and $104,000 for each of the years ended December 31, 2021 and 2020, respectively.

2.

Audit-Related Fees. No fees were billed by the principal accountant during the years ended December 31, 2021 and 2020 for assurance and related services that are reasonably related to the performance of the audit or review of Registrant's financial statements that are not reported under subparagraph (1) of this section.

3.

Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $16,100 and $15,000 for the years ended December 31, 2021 and 2020, respectively. This work included reviewing year-end tax projections as well as the Registrant’s tax returns prepared by the Registrant for the respective years.

4.

All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in subparagraphs (1) through (3) of this section.

5.

(i)The selection of the independent auditors to audit the annual financial statements and perform review procedures on the quarterly reports filed with the SEC by the Registrant is made by the general partner of Registrant. Fees quoted by the independent auditors are approved by the general partner prior to their acceptance by the Registrant.

(ii) Not Applicable.

6.	Not Applicable.

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)	(1)	Financial statements - The Registrant's 2021 Annual Audited Consolidated Financial Statements are included in this Annual Report on Form 10-K.

(2)

Financial statement schedules - See Index to Consolidated Financial Statement Schedules on page 22. All other financial statement schedules are inapplicable or the required subject matter is contained in the consolidated financial statements or notes thereto.

(b)	Exhibits -

Exhibit No.	Description
3.1	Agreement of Limited Partnership
31.1	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.1	Audited Financial Statements of Sentinel Omaha, LLC December 31, 2021

101.INS **	Inline XBRL Instance
101.SCH **	Inline XBRL Taxonomy Extension Schema
101.CAL **	Inline XBRL Taxonomy Extension Calculation
101.DEF **	Inline XBRL Taxonomy Extension Definition
101.LAB **	Inline XBRL Taxonomy Extension Labels
101.PRE **	Inline XBRL Taxonomy Extension Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL and contained in Exhibit 101)

 **XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

ITEM 16. FORM 10-K SUMMARY

Not Applicable.

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SB PARTNERS

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner

Chief Executive Officer
Dated: March 30, 2022	By:	/s/ George N. Tietjen III
George N. Tietjen III

Principal Financial & Accounting Officer
Dated: March 30, 2022	By:	/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Position	Date

/s/ George N. Tietjen III	Chief Executive Officer	March 30, 2022
George N. Tietjen III

Chief Financial Officer
/s/ John H. Zoeller	(Principal Financial & Accounting Officer)	March 30, 2022
John H. Zoeller

SB PARTNERS

ITEMS 8 and 14 (a) (1) and (2)

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND
SUPPLEMENTAL FINANCIAL STATEMENT SCHEDULE

Report of Independent Registered Public Accounting Firm (PCAOB ID No. 127)	24

Consolidated Balance Sheets as of December 31, 2021 and 2020	25

Consolidated Statements of Operations for the years ended December 31, 2021, 2020 and 2019	26

Consolidated Statements of Changes in Partners' Equity (Deficit) for the years ended December 31, 2021, 2020 and 2019	27

Consolidated Statements of Cash Flows for the years ended December 31, 2021, 2020 and 2019	28

Notes to Consolidated Financial Statements	29 – 37

Supplemental Financial Statement schedule:

Schedule III – Real Estate and Accumulated Depreciation as of December 31, 2021	38 - 39

Report of Independent Registered Public Accounting Firm

To the Partners

SB Partners

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of SB Partners and subsidiaries (collectively, the “Partnership”) as of December 31, 2021 and 2020, the related consolidated statements of operations, changes in partners’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedule of Real Estate and Accumulated Depreciation as of December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership’s general partner. Our responsibility is to express an opinion on the Partnership’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by the general partner, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the general partner and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgements.  We determined that there were no critical audit matters.

/s/ PKF O’Connor Davies, LLP

Shelton, Connecticut

PCAOB ID: 127

March 29, 2022

We have served as the Partnership’s auditor since 2006.

SB PARTNERS
(A New York Limited Partnership)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2021	2020
Assets:
Investments -
Real estate, at cost
Land	$470,000	$470,000
Buildings, furnishings and improvements	5,671,101	5,671,101
Less - accumulated depreciation	(2,724,450)	(2,559,959)
	3,416,651	3,581,142

Investment in Sentinel Omaha, LLC, net of reserve for fair value of $0 and $11,923,033 at December 31, 2021 and 2020, respectively	30,386,569	47,692,106
	33,803,220	51,273,248

Other Assets -
Cash and cash equivalents	2,109,596	549,195
Other	11,688	11,198

Total assets	$35,924,504	$51,833,641

Liabilities:
Accounts payable	$149,992	$154,636
Tenant security deposit	112,606	109,808

Total liabilities	262,598	264,444

Partners' Equity (Deficit):
Units of partnership interest without par value;
Limited partner - 7,753 units	35,675,742	51,580,982
General partner - 1 unit	(13,836)	(11,785)

Total partners' equity	35,661,906	51,569,197

Total liabilities and partners' equity	$35,924,504	$51,833,641

See notes to consolidated financial statements

SB PARTNERS
(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2021	2020	2019
Revenues:
Rental income	$1,209,178	$1,177,488	$1,126,745
Interest income	12,385	2,230	4,739

Total revenues	1,221,563	1,179,718	1,131,484

Expenses:
Real estate operating expenses	328,407	312,558	304,542
Depreciation	164,491	164,508	146,261
Real estate taxes	146,833	141,572	129,556
Management fees	996,741	1,018,617	1,007,137
Other	145,845	122,783	117,545

Total expenses	1,782,317	1,760,038	1,705,041

Loss from operations	(560,754)	(580,320)	(573,557)

Equity in net income of investment	19,251,430	7,637,437	6,829,088

(Increase) decrease in reserve for value of investment	11,923,033	(1,527,488)	314,179

Net income	30,613,709	5,529,629	6,569,710

Income allocated to general partner	3,949	713	847

Income allocated to limited partners	$30,609,760	$5,528,916	$6,568,863

Income per unit of limited partnership interest (basic and diluted)

Net income	$3,948.63	$713.22	$847.38

Weighted Average Number of Units of Limited Partnership Interest Outstanding	7,753	7,753	7,753

See notes to consolidated financial statements

SB PARTNERS
(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT)

For the Years Ended December 31, 2021, 2020 and 2019

Limited Partners:
	Units of Partnership Interest

	Number	Amount	Cumulative Cash Distributions	Accumulated Income	Total

Balance, January 1, 2019	7,753	$119,968,973	$(111,721,586)	$34,336,816	$42,584,203
Net income for the year	-	-	-	6,568,863	6,568,863
Distribution paid	-	-	(3,101,000)	-	(3,101,000)
Balance, December 31, 2019	7,753	119,968,973	(114,822,586)	40,905,679	46,052,066
Net income for the year	-	-	-	5,528,916	5,528,916
Balance, December 31, 2020	7,753	119,968,973	(114,822,586)	46,434,595	51,580,982
Net income for the year	-	-	-	30,609,760	30,609,760
Distribution paid	-	-	(46,515,000)	-	(46,515,000)
Balance, December 31, 2021	7,753	$119,968,973	$(161,337,586)	$77,044,355	$35,675,742

General Partner:
	Units of Partnership Interest

	Number	Amount	Cumulative Cash Distributions	Accumulated Income	Total

Balance, January 1, 2019	1	$10,000	$(26,364)	$3,419	$(12,945)
Net income for the year	-	-	-	847	847
Distribution paid	-	-	(400)	-	(400)
Balance, December 31, 2019	1	10,000	(26,764)	4,266	(12,498)
Net income for the year	-	-	-	713	713
Balance, December 31, 2020	1	10,000	(26,764)	4,979	(11,785)
Net income for the year	-	-	-	3,949	3,949
Distribution paid	-	-	(6,000)	-	(6,000)
Balance, December 31, 2021	1	$10,000	$(32,764)	$8,928	$(13,836)

See notes to consolidated financial statements.

SB PARTNERS
(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2021	2020	2019

Cash Flows From Operating Activities:
Net income	$30,613,709	$5,529,629	$6,569,710
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in net (income) of investment	(19,251,430)	(7,637,437)	(6,829,088)
(Decrease) increase in reserve for value of investment	(11,923,033)	1,527,488	(314,179)
Depreciation and amortization	164,491	164,508	146,261
Net (increase) in other assets	(490)	(2,455)	(954)
Net (decrease) in accounts payable	(4,644)	(22,960)	(384,204)
Net increase in tenant security deposit	2,798	2,798	2,798
Net (decrease) in accrued expenses	-	-	(3,408,317)
Distributions from investment in Sentinel Omaha, LLC	41,280,000	-	8,400,000

Net cash provided by (used in) operating activities	40,881,401	(438,429)	4,182,027

Cash Flows From Investing Activities:
Return of investment in Sentinel Omaha, LLC	7,200,000	-	-
Capital additions to real estate owned	-	-	(431,242)

Net cash (provided by) used in investing activities	7,200,000	-	(431,242)

Cash Flows From Financing Activities:
Distribution paid to partners	(46,521,000)	-	(3,101,400)

Net cash used in financing activities	(46,521,000)	-	(3,101,400)

Net change in cash and cash equivalents	1,560,401	(438,429)	649,385

Cash and cash equivalents at beginning of period	549,195	987,624	338,239

Cash and cash equivalents at end of period	$2,109,596	$549,195	$987,624

See notes to consolidated financial statements

SB PARTNERS

Notes to Consolidated Financial Statements

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

SB Partners, a New York limited partnership, and its subsidiaries (collectively, the "Partnership"), have been engaged since April 1971 in acquiring, operating, and holding for investment a varying portfolio of real estate interests. SB Partners Real Estate Corporation (the "General Partner") serves as the general partner of the Partnership.

The significant accounting and financial reporting policies of the Partnership are as follows:

(a)

The accompanying consolidated financial statements include the accounts of SB Partners and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. The consolidated financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with such principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)

In connection with the mortgage financing on certain of its properties, the Partnership placed the assets and liabilities of the properties into single asset limited partnerships, limited liability companies or land trusts which hold title to the properties. The Partnership has effective control over such entities and holds 100% of the beneficial interest. Accordingly, the financial statements of these subsidiaries are consolidated with those of the Partnership.

(c)	Depreciation of buildings, furnishings and improvements is computed using the straight-line method of depreciation, based upon the estimated useful lives of the related properties, as follows:

	Years
Buildings and Improvements	5	to	40
Furnishings	5	to	7

Investments in real estate are carried at historical cost and reviewed periodically for impairment. Expenditures for maintenance and repairs are expensed as incurred. Expenditures for improvements, renewals and betterments, which increase the useful life of the real estate, are capitalized. Upon retirement or sale of property, the related cost and accumulated depreciation are removed from the accounts. Amortization of deferred financing and refinancing costs is computed by amortizing the cost on a straight-line basis over the terms of the related mortgage notes.

(d)

Real estate properties are regularly evaluated on a property by property basis to determine if it is appropriate to write down carrying values to recognize an impairment of value. Impairment is determined by calculating the sum of the estimated undiscounted future cash flows including the projected undiscounted future net proceeds from the sale of the property. In the event such sum is less than the net carrying value of the property, the property will be written down to estimated fair value. Based on the Partnership’s long-term hold strategy for its investments in real estate, the carrying value of its property at December 31, 2021 is estimated to be fully realizable.

(e)	Real estate held for sale is carried at the lower of cost or fair value less selling costs. Upon determination that a property is held for sale, depreciation of such property is no longer recorded.
(f)

For financial reporting purposes, the Partnership considers all highly liquid, short-term investments with original maturities of three months or less when purchased to be cash equivalents. From time to time, the Partnership has on deposit at financial institutions amounts that exceed current federal deposit insurance limitations. The Partnership has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

(g)

The Partnership accounts for its investment in Sentinel Omaha, LLC at fair value. Determination of the fair value of Omaha involves numerous estimates and subjective judgments that are subject to change in response to current and future economic and market conditions, including, among other things, demand for residential apartments, competition, and operating cost levels such as labor, energy costs and real estate taxes. Judgments regarding these factors are not subject to precise quantification or verification and may change from time to time as economic and market factors change. (see Notes 6 and 7)

(h)

The Partnership has elected to classify distributions received from equity method investees using the cumulative earnings approach. Accordingly, distributions received from equity method investees are classified as cash inflows from operating activities and returns of investment are classified as cash inflows from investing activities on the accompanying Consolidated Statements of Cash Flows.

(i)

Tenant leases at the multifamily properties owned by Omaha generally have terms of one year or less. Rental income at the multifamily properties is recognized when earned pursuant to the terms of the leases with tenants. The Partnership’s lease at the industrial flex property is comprised of both fixed and variable income. Fixed lease income includes base rent and is recognized on a straight-line basis over the term of the lease. The industrial flex property lease also contains provisions for the reimbursement of the tenant’s share of real estate taxes, insurance, and common area maintenance (CAM) costs (collectively, “Recoverable Costs”) incurred. This variable lease income is recognized in the period in which the related expenses are incurred and is included in rental income in the accompanying Consolidated Statements of Operations. (See Note 3).

(j)

Sales of real estate owned are recognized in accordance with accounting principles generally accepted in the United States. Gains or losses on sales of real estate are recorded when a contract exists between buyer and seller, and whereby the entity transfers title. Net realized gain or loss on investments in real estate, if any, is the Company’s share of cash proceeds from disposition of investments in real estate less the cost basis and transaction costs.

(k)

Each partner is individually responsible for reporting its share of the Partnership's taxable income or loss. Accordingly, no provision has been made in the accompanying consolidated financial statements for Federal, state or local income taxes.

(l)

Net income per unit of partnership interest has been computed based on the weighted average number of units of partnership interest outstanding during each year. There were no potentially dilutive securities outstanding during each year.

(m)

The Partnership is engaged in only one industry segment, real estate investment, and therefore information regarding industry segments is not applicable and is not included in these consolidated financial statements.

(2)	COVID-19

The continuation of the COVID-19 pandemic may affect market conditions in which the Partnership and Omaha operates creating a challenging and uncertain economic environment. Financial and real estate companies may be affected by liquidity, disparity of real estate values and financing issues. There is no assurance that such conditions will not result in decreased cash flows which could result in the sale of investments at amounts less than the reported values at December 31, 2021.

(3)	COMMON AREA MAINTENANCE REIMBURSEMENTS

In connection with the adoption of ASC Topic 842, the Partnership elected the practical expedient concerning the treatment of CAM costs. CAM is a non-lease component of the lease contract under ASC 842, and therefore would be accounted for under ASC Topic 606, Revenue from Contracts with Customers, and presented separate from rental income based on an allocation of the overall contract price, which is not necessarily the amount that would be billable to the tenant for CAM reimbursements per the term of the lease contract. As the timing and pattern of providing the CAM service to the tenant is the same as the timing and pattern of the tenant’s use of the underlying lease asset, the Partnership elected, under the practical expedient, to combine CAM and other Recoverable Costs with the remaining lease components and recognize them together as rental income in the accompanying Consolidated Statements of Operations.

The following table provides a disaggregation of rental income recognized by the Partnership for each of the three years in the period ended December 31, 2021:

	2021	2020	2019
Operating lease income:
Fixed lease income (Base Rent)	$833,923	$809,632	$772,617
Variable lease income (Recoverable Costs)	375,255	367,856	354,128

Total Rental Income	$1,209,178	$1,177,488	$1,126,745

Because the standard for lessors remained largely unchanged from the previous guidance, the adoption of ASC Topic 842 did not have a material impact on the Partnership’s consolidated financial statements.

(4)	INVESTMENT MANAGEMENT AGREEMENT

The Partnership entered into a management agreement with the General Partner. Under the terms of this agreement, the General Partner is responsible for the acquisition, management and disposition of all investments, as well as performance of the day-to-day administrative operations and provision of office space for the Partnership.

For these services, the General Partner receives a management fee equal to 2% of the average amount of capital invested in real estate plus cumulative mortgage amortization payments, and 0.5% of capital not invested in real estate, as defined in the partnership agreement. The management fee amounted to $996,741, $1,018,617 and $1,007,137 for the years ended December 31, 2021, 2020, and 2019, respectively. In addition, the General Partner is entitled to 25% of cash distributions in excess of the annual distribution preference, as defined in the partnership agreement. No such amounts were due for the years ended December 31, 2021, 2020 or 2019.

(5)	INVESTMENTS IN REAL ESTATE

During 2021 and 2020 the Partnership owned an industrial flex property in Maple Grove, Minnesota. The following is the cost basis and accumulated depreciation of the real estate investment owned by the Partnership as of December 31, 2021 and 2020:

				Real Estate at Cost
	No. of	Year of
Type	Prop.	Acquisition	Description	12/31/21	12/31/20

Industrial flex property	1	2002	60,345 sf	$6,141,101	$6,141,101

Less: accumulated depreciation				(2,724,450)	(2,559,959)

Net book value				$3,416,651	$3,581,142

On February 28, 2022, the tenant and the Partnership executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. The Partnership has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a one time right to extend the lease an additional five years. The Partnership has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Partnership will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

(6)	ASSETS MEASURED AT FAIR VALUE

The accounting guidance for Fair Value Measurements establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in determining fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of input that is significant to the fair value measurement.

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on the assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The three levels of fair value hierarchy are described below:

●	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities;

●	Level 2 - Quoted prices in active markets for similar assets and liabilities or quoted prices in less active dealer or broker markets;

●	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and are unobservable.

The following major categories of assets were measured at fair value during the year ended December 31, 2021 and 2020:

	Level 2:
	Significant
	Unobservable	2021
	Inputs	Total

Assets
Investment in Sentinel Omaha, LLC	$30,386,569	$30,386,569
Reserve for fair value of investment	-	-

Total assets	$30,386,569	$30,386,569

	Level 3:
	Significant
	Unobservable	2020
	Inputs	Total

Assets
Investment in Sentinel Omaha, LLC	$59,615,139	$59,615,139
Reserve for fair value of investment	(11,923,033)	(11,923,033)

Total assets	$47,692,106	$47,692,106

The following is a reconciliation of the beginning and ending balances for assets measured at fair value using significant unobservable inputs (Level 2 for 2021 and Level 3 for 2020 during the years ended December 31, 2021 and 2020:

	Investment in	Reserve for
	Sentinel	fair value
	Omaha, LLC	of investment	Total

Balance at January 1, 2020	$51,977,702	$(10,395,545)	$41,582,157
Equity in net income of investment	7,637,437	-	7,637,437
Distribution from investment	-	-	-
Increase in reserve	-	(1,527,488)	(1,527,488)
Balance at December 31, 2020	59,615,139	(11,923,033)	47,692,106
Equity in net income of investment	19,251,430	-	19,251,430
Distribution from investment	(48,480,000)	-	(48,480,000)
Decrease in reserve	-	11,923,033	11,923,033
Balance at December 31, 2021	$30,386,569	$-	$30,386,569

As of December 31, 2020 the Partnership had recognized a value in the Omaha investment equal to the Partnership’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2020 less a 20% reserve. The investment in a 30% non-controlling interest would still be valued at a discount due to the lack of control and liquidity. During 2021 Omaha sold all but one of its real estate properties and paid off all of its long term debt. The Partnership as of the year ended December 31, 2021 recognized a value in the Omaha investment equal to the Partnership’s 30% portion of the equity reported on Omaha’s balance sheet as of December 31, 2021 without any reserve due to Omaha owning only one real estate asset and its cash reserves.

(7)	INVESTMENT IN SENTINEL OMAHA, LLC

In 2007, the Partnership made an investment in the amount of $37,200,000 representing a thirty percent ownership interest in Sentinel Omaha, LLC (“Omaha”). Omaha is a real estate investment company which as of December 31, 2021 owns one multifamily property in Nashville, Tennessee. During November 2021 Omaha executed a contract to sell its remaining real estate property. The sale closed during January 2022. Omaha is an affiliate of the Partnership’s general partner. The Omaha annual audited financial statements are filed as an exhibit to the Partnership’s annual Form 10-K filed with the SEC.

With respect to its investment in Omaha, the Partnership elected to adopt Accounting Standards Codification Topic 825. Accordingly, the investment is presented at fair value. Adoption was elected, in part, because the audited financial statements of Omaha are presented at fair value and it was believed that a similar presentation would best reflect the value of the Partnership’s investment from its inception.

The following are the audited condensed financial statements (000’s omitted) of Omaha as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021:

Balance Sheet	2021	2020

Investment in real estate properties, at fair value	$56,777	$190,600
Cash and cash equivalents	37,268	49,699
Other assets	7,865	11,616
Debt	-	(49,880)
Other liabilities	(617)	(3,318)
Members' equity	$101,293	$198,717

Statement of Operations	2021	2020	2019

Rent and other income	$13,663	$24,239	$26,602
Real estate operating expenses	(7,492)	(12,090)	(12,618)
Other expenses	(464)	(1,563)	(3,489)
Net unrealized (losses)	(15,713)	(8,286)	(1,366)
Net realized gain	74,181	23,158	13,635

Net increase in net assets	$64,175	$25,458	$22,764

During 2020, Omaha sold one of its garden apartment properties located in Nashville, Tennessee. Net sales proceeds were used to first pay selling expenses and retire the property’s related secured mortgage loan. Remaining net sales proceeds were used to pay a distribution to its investors in January 2021, including $10,800,000 to the Partnership, and to retire Omaha’s secured mortgage loan encumbering another garden apartment property located in Nashville, Tennessee to further pay down Omaha’s overall debt.

During April 2021, Omaha sold its garden apartment property located in Charleston, South Carolina. Net sales proceeds were used to first pay selling expenses. The remaining net sales proceeds have been reserved to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Nashville, Tennessee and to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Aurora, Illinois to payoff Omaha’s long term debt.

During August 2021, Omaha sold one of its garden apartment properties located in Nashville (Antioch), Tennessee for a sales price of $77,234,663. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $73,000,000 to its investors. The Partnership’s 30% allocation of the distribution was $21,900,000.

During October 2021, Omaha sold its garden apartment property located in Aurora, Illinois for a sale price of $34,500,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $52,600,000 to its investors. The Partnership’s 30% allocation of the distribution was $15,780,000.

During December 2021, Omaha sold one of its garden apartment properties located in Nashville (Gallatin), Tennessee for a sale price of $33,300,000. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution to its investors during March 2022.

During November 2021, Omaha executed a contract to sell its remaining property for a sale price of $57,350,000. The sale was completed on January 13, 2022. Net sales proceeds were used to pay selling expenses. The remaining portion of the sales proceeds were used, along with sales proceeds from the sale of the Omaha property located in Nashville (Gallatin), Tennessee, to pay a distribution to its investors during March 2022 less a cash reserve. Omaha paid a distribution in March 2022 of $90,000,000 to its investors. The Partnership’s 30% allocation of the distribution was $27,000,000. In March 2022, the Partnership declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 21, 2022.  The distribution will be paid in late May 2022.

Determination of the fair value of Omaha involves numerous estimates and subjective judgments that are subject to change in response to current and future economic and market conditions, including, among other things, demand for residential apartments, competition, and operating cost levels such as labor, energy costs, real estate taxes and market interest rates. Judgments regarding these factors are not subject to precise quantification or verification and may change from time to time as economic and market factors change.

Estimated fair value was determined utilizing Level 2 inputs based upon sales contracts or bona fide sales offers.

The investment in Omaha is not consolidated because other investors have substantive ownership and participative rights regarding Omaha’s operations and therefore control does not vest in the Partnership. Were the Partnership deemed to control Omaha, it would have to be consolidated and therefore would impact the financial statements and related ratios.

The value of Omaha’s remaining real estate property has been prepared based on the sale price stated in the sale contract executed in November 2021 less estimated selling expenses.

(8)	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

	Revenues from		Net Income (Loss) per	Equity in Net
	Continuing	Net	Unit of Limited	Income (Loss)
Year ended December 31, 2021	Operations	Income (Loss)	Partnership Interest	of Investment

First Quarter	$304,628	$4,679,311	$603.55	$3,318,451
Second Quarter	303,623	2,094,249	270.12	2,794,433
Third Quarter	302,288	8,675,958	1,119.05	5,550,026
Fourth Quarter	311,024	15,164,191	1,955.91	7,588,520

Year ended December 31, 2020

First Quarter	$293,365	$250,359	$32.29	$484,477
Second Quarter	295,300	(491,128)	(63.35)	(442,722)
Third Quarter	293,529	92,443	11.92	315,222
Fourth Quarter	297,524	5,677,955	732.36	7,280,460

(9)	FEDERAL INCOME TAX INFORMATION (UNAUDITED)

A reconciliation of net income for financial reporting purposes to net income for Federal income tax reporting purposes is as follows:

	For the Years Ended December 31,
	2021	2020	2019

Net income for financial reporting purposes	$30,613,709	$5,529,629	$6,569,710

Difference between tax and financial statement equity in net income/loss of investment	4,149,359	6,077,663	4,175,809

Difference between accrued investment management fees, mortgage interest and partnership administrative expenses recognized for tax purposes	0	0	(3,734,253)

Difference between tax and financial statement depreciation	8,230	8,251	8,712

Net income for Federal income tax reporting purposes	$34,771,298	$11,615,543	$7,019,978

Net ordinary income (loss) for Federal income tax reporting purposes	$2,727,798	$2,054,910	$(1,173,621)
Net capital (Sec. 1231) gain for Federal income tax reporting purposes	32,043,500	9,560,633	8,193,599

	$34,771,298	$11,615,543	$7,019,978

Weighted average number of units of limited partnership interest outstanding	7,753	7,753	7,753

As of December 31, 2021 and 2020, the tax bases of the Partnership's assets and liabilities were approximately $35,323,360 and $51,969,171 of assets, and $262,598, and $264,404 of liabilities, respectively.

(10)	MANAGEMENT SERVICES

Certain affiliates of the General Partner oversee the management and operation of various real estate properties, including those owned by the Partnership. Services performed by affiliates are billed at actual or allocated cost, percentage of revenues or net equity. For the years ended December 31, 2021, 2020 and 2019 billings to the Partnership amounting to $59,800, $58,587 and $56,734, respectively, and are included in real estate operating expenses.

During 2012 an affiliate of the General Partner commenced maintaining and updating the investor database and preparing the tax K-1 forms and related schedules which previously had been prepared by an unaffiliated company. The fee charged by the affiliate for the similar service is lower than the fee previously charged by the unaffiliated company. Fees charged for 2021, 2020 and 2019 were $54,000 each year.

During 2019 the Partnership had the roof of its wholly owned property located in Maple Grove, Minnesota replaced. In accordance with the management agreement, an affiliate of the General Partner was paid a construction supervision fee for the supervision of the capital project in the amount of $16,547.

(11)	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Partnership’s financial instruments include cash, cash equivalents, other assets, accounts payable and other liabilities. The carrying amount of cash, cash equivalents, other assets, accounts payable and other liabilities are reasonable estimates of fair value.

(12)	COMMITMENTS AND CONTINGENCIES

The Partnership is a party to certain actions directly arising from its normal business operations. While the ultimate outcome is not presently determinable with certainty, the Partnership believes that the resolution of these matters will not have a material adverse effect on its financial statements.

The Partnership leases its property to a tenant under an operating lease agreement, which requires the tenant to pay all or part of certain operating and other expenses of the property. The minimum future rentals to be received in respect of non-cancelable commercial operating leases with unexpired terms in excess of one year as of December 31, 2021 are $758,080 for 2022, $780,826 for 2023, $804,256 for 2024, $828,378 for 2025 and $853,232 for 2026 and $3,676,683 thereafter. These amounts include the minimum rents from the tenant leasing 100% of the space at Eagle Lake IV.

Pursuant to the original investment agreement, the Partnership may be called upon to contribute, in cash, an additional $3,720,000 to the capital of Omaha, as and when required, as determined by the Manager. In addition, the Partnership shall not have any liability to restore any negative balance in its capital account.

(13)	SUBSEQUENT EVENTS

On February 28, 2022, the tenant and the Partnership executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. The Partnership has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a one time right to extend the lease an additional five years. The Partnership has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Partnership will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

SB PARTNERS
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
DECEMBER 31, 2021

Column A	Column B		Column C		Column D
		Initial Cost to the Registrant			Costs
Capitalized
			Buildings and		Subsequent
Description	Encumbrances	Land	Improvements	Total	to Acquisition

INDUSTRIAL FLEX
Minnesota -
Maple Grove (Eagle Lake Business Center IV)	$-	$470,000	$4,243,385	$4,713,385	$1,427,716

Column A		Column E		Column F

Gross amount at which Carried at End of Year
(Notes a & c)
Accumulated
		Buildings and		Depreciation
Description	Land	Improvements	Total	(Notes b & d)

INDUSTRIAL FLEX
Minnesota -
Maple Grove (Eagle Lake Business Center IV)	$470,000	$5,671,101	$6,141,101	$2,724,450

SB PARTNERS
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION - CONTINUED
DECEMBER 31, 2021

Column A	Column G	Column H	Column I

Life on which
Depreciation in
Latest Statement
	Date of	Date	of Operations
Description	Construction	Acquired	is Computed (years)

INDUSTRIAL FLEX
Minnesota -
Maple Grove (Eagle Lake Business Center IV)	2000	Jun 2002	7	to	39

NOTES TO SCHEDULE III:

	2021	2020	2019

(a) Reconciliation of amounts shown in Column E:
Balance at beginning of year	$6,141,101	$6,141,101	$5,709,859
Additions -
Cost of improvements	0	0	431,242

Deductions -
Sales	0	0	0

Balance at end of year	$6,141,101	$6,141,101	$6,141,101

(b) Reconciliation of amounts shown in Column F:
Balance at beginning of year	$2,559,959	$2,395,451	$2,249,190
Additions -
Depreciation expense for the year	164,491	164,508	146,261

Deductions -
Sales	0	0	0

	$2,724,450	$2,559,959	$2,395,451

(c) Aggregate cost basis for Federal income tax reporting purposes	$5,648,218	$5,648,218	$5,648,222

(d) Accumulated depreciation for Federal income tax reporting purposes	$2,548,986	$2,424,429	$2,299,877

ANNEX C

Quarterly Report on Form 10-Q

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q – QUARTERLY REPORT UNDER SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One)

☒	Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended June 30, 2022

Or

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from to

Commission File Number:	0-8952

SB PARTNERS
(Exact name of registrant as specified in its charter)

New York	13-6294787
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8 Wright Street, Suite 107, Westport, CT.	06880
(Address of principal executive offices)	(Zip Code)

(203) 283-9593
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE		UNITS OF LIMITED PARTNERSHIP INTEREST

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes ☐ No

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). ☒ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer”, “accelerated filer”, “non-accelerated filer”, “small reporting company” and “emerging reporting company” in Rule 12b-2 of the Exchange Act.

☐ large accelerated filer  ☐ accelerated filer  ☒ non-accelerated filer  ☐ small reporting company  ☐ emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY

PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. ☐ Yes ☐ No

Not Applicable

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Not Applicable

SB PARTNERS

ITEM 1. FINANCIAL STATEMENTS

SB PARTNERS

(A New York Limited Partnership)

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2022 (Unaudited)	2021

Assets:
Investments -
Real estate held for sale	$3,856,778	$3,416,651

Investment in Sentinel Omaha, LLC	3,354,346	30,386,569
	7,211,124	33,803,220

Other Assets -
Cash and cash equivalents	2,809,150	2,109,596
Other assets	1,471	16,006
Other assets in discontinued operation	48,424	7,295

Total assets	$10,070,169	$35,936,117

Liabilities:
Accounts payable	$30,405	$117,685
Other liabilities in discontinued operation	709	156,526

Total liabilities	31,114	274,211

Partners' Equity (Deficit):
Units of partnership interest without par value;
Limited partner - 7,753 units	10,056,196	35,675,742
General partner - 1 unit	(17,141)	(13,836)

Total partners' equity	10,039,055	35,661,906

Total liabilities and partners' equity	$10,070,169	$35,936,117

See notes to consolidated financial statements

1

SB PARTNERS

(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021

Equity in net income (loss) of investment	(1,127)	2,794,433	(32,223)	6,112,884

(Increase) Decrease in reserve for value of investment	-	(558,887)	-	937,407

Partnership income and expenses:
Interest income	12,690	1,000	13,331	3,005
Partnership expenses	(151,668)	(323,714)	(332,627)	(646,682)

Net income (loss) from continuing operations	(140,105)	1,912,832	(351,519)	6,406,614

Income from discontinued operation	166,220	181,417	315,218	366,946

Net income (loss)	26,115	2,094,249	(36,301)	6,773,560

Income (loss) allocated to general partner	3	270	(5)	874

Income (loss) allocated to limited partners	$26,112	$2,093,979	$(36,296)	$6,772,686

Income (loss) per unit of limited partnership interest (basic and diluted)
Continuing operations	$(18.07)	$246.72	$(45.34)	$826.34

Discontinued operation	$21.44	$23.40	$40.66	$47.33

Net income (loss)	$3.37	$270.12	$(4.68)	$873.67

Weighted Average Number of Units of Limited Partnership Interest Outstanding	7,753	7,753	7,753	7,753

See notes to consolidated financial statements

2

SB PARTNERS

(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT) (Unaudited)

For the Three and Six Months Ended June 30, 2022 and 2021

Limited Partners:	Units of Partnership Interest
	Number	Amount	Cumulative Cash Distributions	Accumulated Income	Total

Balance, January 1, 2022	7,753	$119,968,973	$(161,337,586)	$77,044,355	$35,675,742
Net (loss) for the three months ended March 31, 2022	-	-	-	(62,408)	(62,408)
Distribution paid	-	-	(25,583,250)	-	(25,583,250)
Balance, March 31, 2022	7,753	119,968,973	(186,920,836)	76,981,947	10,030,084
Net income for the three months ended June 30, 2022	-	-	-	26,112	26,112
Balance, June 30, 2022	7,753	$119,968,973	$(186,920,836)	$77,008,059	$10,056,196

Balance, January 1, 2021	7,753	$119,968,973	$(114,822,586)	$46,434,595	$51,580,982
Net income for the three months ended March 31, 2021	-	-	-	4,678,707	4,678,707
Distribution paid	-	-	(10,078,250)	-	(10,078,250)
Balance, March 31, 2021	7,753	119,968,973	(124,900,836)	51,113,302	46,181,439
Net income for the three months ended June 30, 2021	-	-	-	2,093,979	2,093,979
Balance, June 30, 2021	7,753	$119,968,973	$(124,900,836)	$53,207,281	$48,275,418

General Partner:	Units of Partnership Interest
	Number	Amount	Cumulative Cash Distributions	Accumulated Income	Total

Balance, January 1, 2022	1	$10,000	$(32,764)	$8,928	$(13,836)
Net (loss) for the three months ended March 31, 2022	-	-	-	(8)	(8)
Distribution paid	-	-	(3,300)	-	(3,300)
Balance, March 31, 2022	1	10,000	(36,064)	8,920	(17,144)
Net income for the three months ended June 30, 2022	-	-	-	3	3
Balance, June 30, 2022	1	$10,000	$(36,064)	$8,923	$(17,141)

Balance, January 1, 2021	1	$10,000	$(26,764)	$4,979	$(11,785)
Net income for the three months ended March 31, 2021	-	-	-	604	604
Distribution paid	-	-	(1,300)	-	(1,300)
Balance, March 31, 2021	1	10,000	(28,064)	5,583	(12,481)
Net income for the three months ended June 30, 2021	-	-	-	270	270
Balance, June 30, 2021	1	$10,000	$(28,064)	$5,853	$(12,211)

See notes to consolidated financial statements.

3

SB PARTNERS

(A New York Limited Partnership)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	For the Six Months Ended June 30,
	2022	2021

Cash Flows From Operating Activities:
Net income (loss)	$(36,301)	$6,773,560
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in net loss (income) of investment	32,223	(6,112,884)
(Decrease) in reserve for value of investment	-	(937,407)
Depreciation	41,123	82,246
Net decrease in other assets	14,535	9,118
Net (increase) decrease in other assets in discontinued operation	(41,129)	5,956
Net (decrease) in accounts payable	(119,905)	(46,658)
Net (decrease) in other liabilities in discontinued operation	(123,192)	(7,925)
Distributions from investment in Sentinel Omaha, LLC	-	10,800,000

Net cash provided by (used in) operating activities	(232,646)	10,566,006

Cash Flows From Investing Activities:
Return of investment in Sentinel Omaha, LLC	27,000,000
Capital additions to real estate held for sale	(481,250)	-

Net cash used in investing activities	26,518,750	-

Cash Flows From Financing Activities:
Distribution paid to partners	(25,586,550)	(10,079,550)

Net cash used in financing activities	(25,586,550)	(10,079,550)

Net change in cash and cash equivalents	699,554	486,456

Cash and cash equivalents at beginning of period	2,109,596	549,195

Cash and cash equivalents at end of period	$2,809,150	$1,035,651

See notes to consolidated financial statements

4

SB PARTNERS

Notes to Consolidated Financial Statements (Unaudited)

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

SB Partners, a New York limited partnership, and its subsidiaries (collectively, the "Partnership" or the “Registrant”), have been engaged since April 1971 in acquiring, operating, and holding for investment a varying portfolio of real estate interests. SB Partners Real Estate Corporation (the "General Partner") serves as the general partner of the Partnership.

The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position, results of operations and cash flows for the interim periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Partnership’s latest annual report on Form 10-K.

On July 14, 2022 the General Partner signed a contract to sell Eagle IV to an unrelated buyer for $13,000,000 in an all cash transaction.  The Partnership has reclassified the investment in real estate to investment in real estate held for sale and the operations directly related to Eagle IV has been reclassified from income from continued operations to income from discontinued operation.  Other assets and other liabilities related to the discontinued operation has been reclassified to other assets in discontinued operation and other liabilities in discontinued operation.  The reclassification has been made for both years presented. Real estate held for sale is carried at the lower of cost or fair value less selling costs.  Upon determination that a property is held for sale, depreciation of such property is no longer recorded.

Rental income at the Partnership’s wholly owned property is recognized on a straight-line basis over the term of the lease.

The results of operations for the three and six month period ended June 30, 2022 are not necessarily indicative of the results to be expected for a full year.

For a discussion of the significant accounting and financial reporting policies of the Partnership, refer to the Annual Report on Form 10–K for the year ended December 31, 2021.

(2)	COVID-19

The continuation of the COVID-19 pandemic may affect market conditions in which the Registrant operates creating a challenging and uncertain economic environment. Financial and real estate companies may be affected by liquidity, disparity of real estate values and financing issues. There is no assurance that such conditions will not result in decreased cash flows which could result in the sale of investments at amounts less than the reported values at June 30, 2022.

(3)	COMMON AREA MAINTENANCE REIMBURSEMENTS

In connection with the adoption of ASC Topic 842, the Partnership elected the practical expedient concerning the treatment of CAM costs. CAM is a non-lease component of the lease contract under ASC 842, and therefore would be accounted for under ASC Topic 606, Revenue from Contracts with Customers, and presented separate from rental income based on an allocation of the overall contract price, which is not necessarily the amount that would be billable to the tenant for CAM reimbursements per the term of the lease contract. As the timing and pattern of providing the CAM service to the tenant is the same as the timing and pattern of the tenant’s use of the underlying lease asset, the Partnership elected, under the practical expedient, to combine CAM and other Recoverable Costs with the remaining lease components, and recognize them together as rental income. Rental income is a component of income from discontinued operation in the accompanying Consolidated Statements of Operations. Rental income at the Partnership’s wholly owned property is recognized on a straight-line basis over the term of the lease.

5

The following table provides a disaggregation of rental income recognized by the Partnership for the three and six months ended June 30, 2022 and 2021:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating lease income:
Fixed lease income (Base Rent)	$198,190	$207,443	$411,856	$414,886
Variable lease income (Recoverable Costs)	97,578	95,180	158,802	190,360

Total Rental Income	$295,768	$302,623	$570,658	$605,246

6

(4)	INVESTMENT IN REAL ESTATE HELD FOR SALE

As of June 30, 2022, the Partnership owns an industrial flex property in Maple Grove, Minnesota (“Eagle IV”).

In April 2022 the General Partner engaged a brokerage firm to commence marketing its industrial flex property located in Maple Grove, Minnesota for a sale. As a result, the Partnership is reporting its investment in Eagle IV as a property held for sale and has retrospectively reported the property’s results of operations as income from discontinued operations on the attached consolidated statement of operations. See Footnote 8 below. The following table provides a disaggregation of income from discontinued operation for the three and six months ended June 30, 2022 and 2021:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Total Rental Income	$295,768	$302,623	$570,658	$605,246
Total Operating Expense	(129,548)	(121,206)	(255,440)	(238,300)

Net income from discontinued operation	$166,220	$181,417	$315,218	$366,946

The following is the carrying value of the real estate investment owned by the Partnership as of June 30, 2022 and December 31, 2021.

	No. of	Year of		Real Estate at Cost
Type	Prop.	Acquisition	Description	6/30/2022	12/31/2021
Real estate held for sale	1	2002	60,345 SF	$3,856,778	$3,416,651

The Partnership’s wholly owned property located in Maple Grove, Minnesota is 100% leased to a single tenant to October 31, 2031. The tenant pays fixed base rent which increases approximately 3% each year. The tenant pays directly or reimburses the Partnership for all utilities, real estate taxes, insurance and most of the property operating expenses and property management fees.

On February 28, 2022, the tenant and the Partnership executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. The Partnership has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a one time right to extend the lease an additional five years. The Partnership has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Partnership will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

7

(5)	ASSETS MEASURED AT FAIR VALUE

The accounting guidance for Fair Value Measurements establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in determining fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of input that is significant to the fair value measurement.

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on the assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The three levels of fair value hierarchy are described below:

●	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities;

●	Level 2 - Quoted prices in active markets for similar assets and liabilities or quoted prices in less active dealer or broker markets;

●	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and are unobservable.

8

The following major categories of assets were measured at fair value as of June 30, 2022 and December 31, 2021:

	Level 2:	June 30,
	Significant	2022
	Unobservable	(Unaudited)
	Inputs	Total

Assets
Investment in Sentinel Omaha, LLC ("Omaha")	$3,354,346	$3,354,346

Total assets	$3,354,346	$3,354,346

	Level 2:	December 31,
	Significant	2021
	Unobservable	(Audited)
	Inputs	Total

Assets
Investment in Sentinel Omaha, LLC	$30,386,569	$30,386,569

Total assets	$30,386,569	$30,386,569

The following is a reconciliation of the beginning and ending balances for assets measured at fair value using significant unobservable inputs (Level 2) during the periods ended June 30, 2022 and December 31, 2021:

	Investment in	Reserve for
	Sentinel	fair value
	Omaha, LLC	of investment	Total

Balance at January 1, 2021	$59,615,139	$(11,923,033)	$47,692,106
Equity in net income of investment	19,251,430	-	19,251,430
Distribution from investment	(48,480,000)		(48,480,000)
(Increase) in reserve	-	11,923,033	11,923,033
Balance at December 31, 2021	30,386,569	-	30,386,569
Equity in net (loss) of investment	(32,223)	-	(32,223)
Distribution from investment	(27,000,000)		(27,000,000)
Balance at June 30, 2022	$3,354,346	$-	$3,354,346

(6)	INVESTMENT IN SENTINEL OMAHA, LLC

In 2007, the Partnership made an investment in the amount of $37,200,000 in Sentinel Omaha, LLC (“Omaha”). Omaha is a real estate investment company. During the quarter ended March 31, 2022 Omaha sold its last real estate property. Omaha is an affiliate of the Partnership’s general partner. The investment represents a 30% ownership interest in Omaha.

During the quarter ended March 31, 2022, Omaha paid a distribution of $90,000,000 to its investors. The Partnership’s 30% share of the distribution was $27,000,000

9

The following are the condensed financial statements (000’s omitted) of Omaha as of June 30, 2022 and December 31, 2021 and the six months ended June 30, 2022 and 2021.

	(Unaudited)	(Audited)
Balance Sheet	June 30, 2022	December 31, 2021

Investment in real estate, net	$0	$56,777
Cash and cash equivalents	$9,413	$37,268
Other assets	1,884	7,865
Other liabilities	(117)	(617)
Members equity	$11,180	$101,293

	(Unaudited)	(Unaudited)
Statement of Operations	June 30, 2022	June 30, 2021

Rent and other income	$158	$9,079
Real estate operating expenses	(257)	(4,810)
Other expenses	(17)	(230)
Net realized income	34,412	17,864
Net unrealized (losses)	(34,409)	(1,526)

Net increase (decrease) in net assets	$(113)	$20,377

During April 2021, Omaha sold its garden apartment property located in Charleston, South Carolina for a sale price of $47,250,000. Net sales proceeds were used to first pay selling expenses. The remaining net sales proceeds have been reserved to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Nashville, Tennessee and to retire Omaha’s secured mortgage loan encumbering a garden apartment property located in Aurora, Illinois to payoff Omaha’s long term debt.

During August 2021, Omaha sold one of its garden apartment properties located in Nashville, Tennessee for a sale price of $77,235,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used to pay a distribution of $73,000,000 to its investors. The Partnership’s 30% allocation of the distribution was $21,900,000.

During November 2021, Omaha sold its garden apartment property located in Aurora, Illinois for a sale price of $34,500,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used along with cash reserves to pay a distribution of $52,600,000 to its investors. The Partnership’s 30% allocation of the distribution was $18,410,000.

During January 2022 sold its last real estate property which was located in Nashville, Tennessee for a price of $57,350,000. Net sales proceeds were used to first pay selling expenses. The remaining portion of the sales proceeds were used along with cash reserves to pay a distribution of $90,000,000 to its investors. The Partnership’s 30% allocation of the distribution was $27,000,000.

(7)	DISTRIBUTION PAYABLE

On March 22, 2022 the General Partner declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 22, 2022. The distribution was paid during June 2022.

(8)	SUBSEQUENT EVENTS

On July 14, 2022 the General Partner signed a contract to sell Eagle IV to an unrelated buyer for $13,000,000 in an all cash transaction. The sale is expected to close during the third quarter of 2022.

10

ITEM 2.	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021

General

The consolidated financial statements for the three and six months ended June 30, 2022 and 2021 reflect the operation of one wholly owned industrial flex property located in Maple Grove, Minnesota (“Eagle IV”) and a 30% interest in Omaha. In April 2022 Registrant engaged a brokerage firm to commence marketing its industrial flex property located in Maple Grove, Minnesota for a sale. On July 14, 2022 Registrant signed a contract to sell Eagle IV to an unrelated buyer for $13,000,000 in an all cash transaction.   the sale is expected to close during the third quarter of 2022.  As a result, Registrant is reporting its investment in Eagle IV as a property held for sale and has retrospectively reported the property’s results of operations as income from discontinued operations on the attached consolidated statement of operations.

After the sale of Eagle IV is completed, Registrant will contemplate the future operations and direction of the Partnership.

Registrant’s wholly owned property located in Maple Grove, Minnesota is 100% leased to a single tenant to October 31, 2031. The tenant pays fixed base rent which increases approximately 3% each year. The tenant pays directly or reimburses Registrant for all utilities, real estate taxes, insurance and most of the property operating expenses and property management fees.

On February 28, 2022, the tenant and the Partnership executed the Sixth Amendment (“Amendment”) to the lease. The Amendment extends the term of the lease from October 31, 2024 to October 31, 2031. The Amendment reduces the fixed monthly base rent stipulated in the fifth amendment from November 1, 2021 to October 31, 2024 as follows:

From November 1, 2021 to October 31, 2022, $71,222 per month to $62,859 per month.

From November 1, 2022 to October 31, 2023, $73,359 per month to $64,745 per month.

From November 1, 2023 to October 31, 2024, $75,560 per month to $66,688 per month.

Monthly base rent for the extended term increases approximately 3% per annum. The Partnership has agreed to provide a tenant improvement allowance of $175,000 for HVAC replacements. Tenant has a onetime right to extend the lease an additional five years. The Partnership has agreed to pay for a leasing commission to the tenant’s broker. In addition, an affiliate of the Partnership will earn a landlord leasing commission in accordance with the property management agreement. All the other relevant terms of the lease remain the same.

During January 2022 Omaha sold its last real estate property which was located in Nashville, Tennessee for a price of $57,350,000. Net sales proceeds were used to first pay selling expenses and the remaining portion of the net sales proceeds were used along with cash reserves to pay a distribution of $90,000,000 to its investors. The Partnership’s 30% share of the distribution was $27,000,000. As of June 31, 2022 Omaha’s net assets consists of operating cash and other assets and operating liabilities.

COVID-19

Due to the COVID-19 outbreak, the Registrant and Omaha may be operating in a challenging and uncertain economic environment.

Financial and real estate companies may be affected by liquidity, disparity of real estate values and financing issues. Should market conditions deteriorate, there is no assurance that such conditions will not result in decreased cash flows which could result in the sale of investments at amounts less than the reported value at June 30, 2022.

Results of Operations

Income from discontinued operation consists of the operation of Registrant’s property Eagle IV.

Income from discontinued operation decreased $15,000 for the three months ended June 30, 2022 as compared to the same period in 2021. Income from discontinued operation decreased due to lower total revenue combined with higher operating expenses. Total revenues from discontinued operation for the three months ended June 30, 2022 decreased $7,000 to approximately $296,000 as compared to approximately $303,000 for the three months ended June 30, 2021. Total revenues decreased due to a decrease in base rental income partially offset by an increase in other income. Base rental income decreased $9,000 to approximately $198,000 for the three months ended June 30, 2022 as compared to the same period in 2021 due to the aforementioned lease extension and modification at Registrant’s property located in Maple Grove, MN. Other income increased slightly due to an increase in operating expenses and real estate taxes charged to the tenant. Operating expenses were higher due to higher repairs and maintenance and administrative expense.

Income from discontinued operation, which includes deductions for depreciation, decreased $52,000 for the six months ended June 30, 2022 as compared to the same period in 2021. Income from discontinued operation decreased due to lower total revenue combined with higher operating expenses.  Total revenues from discontinued operation for the six months ended June 30, 2022 decreased $34,000 to approximately $571,000 as compared to approximately $605,000 for the six months ended June 30, 2021. Base rental income decreased $3,000 to approximately $412,000 for the six months ended June 30, 2022 as compared to the same period in 2021 due to the aforementioned lease extension and modification at Registrant’s property located in Maple Grove, MN. Other income decreased due to an adjustment made for operating expenses charged to the tenant in a prior year partially offset by an increase for real estate taxes charged back to the tenant in a prior year. Operating expenses were higher due to higher repairs and maintenance and administrative expense.

11

Net income (loss) from continuing operations consists of partnership income and expenses and the 30% investment in Omaha.

Interest income increased approximately $11,000 for the three months ended June 30, 2022 as compared to the same period in 2021 due to higher cash balances invested in 2022. Partnership expenses decreased approximately $172,000 due primarily to a decrease in investment management fees.

Interest income increased approximately $10,000 for the six months ended June 30, 2022 as compared to the same period in 2021 due to higher cash balances invested in 2022. Partnership expenses decreased approximately $314,000 due primarily to a decrease in investment management fees.

The Registrant has a 30% non-controlling interest in Omaha that is accounted for on a fair value basis.

During January 2022 Omaha sold its last real estate property which was located in Nashville, Tennessee for a price of $57,350,000. Net sales proceeds were used to first pay selling expenses and the remaining portion of the net sales proceeds were used along with cash reserves to pay a distribution of $90,000,000 to its investors. The Partnership’s 30% share of the distribution was $27,000,000. As of June 30, 2022 Omaha’s net assets consists of operating cash and other assets and operating liabilities.

For additional analysis, please refer to the discussions of the individual properties below.

This report on Form 10-Q includes statements that constitute "forward looking statements" within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. By their nature, all forward looking statements involve risks and uncertainties as further described in the Registrant’s latest annual report on Form 10-K. Actual results may differ materially from those contemplated by the forward looking statements.

CRITICAL ACCOUNTING POLICIES

The Registrant’s critical accounting policies are described in its Annual Report on Form 10-K for the year ended December 31, 2021. There were no significant changes to such policies in 2022. There are no accounting pronouncements or interpretations that have been issued, but not yet adopted, that Registrant believes will have a material impact on its consolidated financial statements.

Liquidity and Capital Resources

As of June 30, 2022, the Registrant had cash and cash equivalents of approximately $2,809,000. These balances are approximately $699,000 higher than cash and cash equivalents held on December 31, 2021. Cash and cash equivalents increased during the six months ended June 30, 2022 due to a distribution from Omaha added to cash reserves partially offset by a distribution paid to the partners.

Currently, Registrant’s only consistent source of cash is rental income received from the tenant that leases 100% of the leasable space at Registrant’s wholly owned property in Maple Grove. The tenant reimburses Registrant for real estate taxes, insurance and most of the property’s operating expenses leaving a significant portion of the base rent received available to fund partnership administrative expenses.

Registrant anticipates cash flow generated from the property located in Maple Grove and current cash reserves will be sufficient to pay ongoing operating and capital improvement costs, other working capital requirements of the Registrant and current fees due to the General Partner and its affiliates. The Registrant has no debt except normal trade accounts payable.

In March 2022 the General Partner declared a distribution of $3,300 for a full unit for all partners holding units or participations on March 22, 2022. The distribution was paid during June 2022.

During the quarter, inflation and changing prices did not significantly affect the markets in which the Registrant conducts its business, or the Registrant's business overall.

12

Eagle Lake Business Center IV (Maple Grove, Minnesota)

Total revenues for the three months ended June 30, 2022 decreased $59,000 to approximately $244,000 as compared to approximately $303,000 for the three months ended June 30, 2021. Total revenues decreased due to a decrease in base rental income partially offset by an increase in other income. Base rental income decreased $61,000 to approximately $147,000 for the three months ended June 30, 2022 as compared to the same period in 2021 due to the aforementioned lease extension and modification at Registrant’s property located in Maple Grove, MN. The base rent charged to the tenant was reduced retroactively to November 1, 2021 and rent credits were credited to the tenant during the three months ended June 30, 2022. Other income increased slightly due to an increase in operating expenses and real estate taxes charged to the tenant. Net operating income, which includes deductions for depreciation, decreased $108,000 for the three months ended June 30, 2022 as compared to the same period in 2021. Net operating income decreased due to lower total revenue combined with higher operating expenses. Operating expenses were higher due to higher repairs and maintenance and administrative expense.

Total revenues for the six months ended June 30, 2022 decreased $86,000 to approximately $519,000 as compared to approximately $605,000 for the three months ended June 30, 2021. Base rental income decreased $54,000 to approximately $360,000 for the six months ended June 30, 2022 as compared to the same period in 2021 due to the aforementioned lease extension and modification at Registrant’s property located in Maple Grove, MN. The base rent charged to the tenant was reduced retroactively to November 1, 2021 and rent credits were credited to the tenant during the six months ended June 30, 2022. Other income decreased due to an adjustment made for operating expenses charged to the tenant in a prior year partially offset by an increase for real estate taxes charged back to the tenant in a prior year. Net operating income, which includes deductions for depreciation, decreased $144,000 for the six months ended June 30, 2022 as compared to the same period in 2021. Net operating income decreased due to lower total revenue combined with higher operating expenses. Operating expenses were higher due to higher repairs and maintenance and administrative expense.

Investment in Sentinel Omaha, LLC

During January 2022 sold its last real estate property which was located in Nashville, Tennessee for a price of $57,350,000. The net loss before net unrealized losses and realized gains was approximately $4,000. For the three months ended June 30, 2022, the Registrant’s 30% equity interest in the net loss of Omaha was approximately $1,000.

Omaha’s total revenues for the six months ended June 30, 2022 were approximately $158,000. The loss before net unrealized losses and realized gains was approximately $116,000. Major expenses included approximately $88,000 for payroll, and $31,000 for utilities. Omaha reported net change in unrealized losses of approximately $34,409,000 and a realized gain of approximately $34,412,000 resulting in a net decrease in net assets of approximately $113,000. For the six months ended June 30, 2022, the Registrant’s 30% equity interest in the loss of Omaha was approximately $32,000.

13

ITEM 3.

None

ITEM 4.

CONTROLS AND PROCEDURES

(a)

The Chief Executive Officer and the Principal Accounting & Financial Officer of the general partner of SB Partners have evaluated the disclosure controls and procedures relating to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 as filed with the Securities and Exchange Commission and have judged such controls and procedures to be effective.

(b)

The Chief Executive Officer and the Principal Accounting and Financial Officer of the general partner of SB Partners have evaluated the internal control over financial reporting relating to the Registrant’s Quarterly Report on form 10-Q for the period ended June 30, 2022 and have identified no changes in the Registrant’s internal controls that have materially affected or are reasonably likely to materially affect the Registrant’s internal controls over financial reporting.

PART II – OTHER INFORMATION

ITEM 6.

EXHIBITS

Exhibit No.	Description

31.1	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101.INS**	Inline XBRL Instance

101.SCH**	Inline XBRL Taxonomy Extension Schema

101.CAL**	Inline XBRL Taxonomy Extension Calculation

101.DEF**	Inline XBRL Taxonomy Extension Definition

101.LAB**	Inline XBRL Taxonomy Extension Labels

101.PRE**	Inline XBRL Taxonomy Extension Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL and contained in Exhibit 101)

** XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

14

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner

Dated: August 15, 2022	By:	George N Tietjen III

/s/ George N. Tietjen III
Chief Executive Officer

Principal Financial & Accounting Officer

Dated: August 15, 2022	By:	John H. Zoeller

/s/ John H. Zoeller
Chief Financial Officer

15